File No.

As filed with the SEC on May 26, 2011

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

FEDERATED WORLD INVESTMENT SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Institutional Shares of

Federated International Leaders Fund

It is proposed that this filing will become effective on June 27, 2011 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

TRIBUTARY INTERNATIONAL EQUITY FUND

a series portfolio of TRIBUTARY FUNDS, INC.

1620 Dodge Street

Omaha, NE 68197

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 20, 2011

A special meeting of the shareholders of Tributary International Equity Fund (the “Fund”) will be held at the offices of Tributary Capital Management, LLC at 1620 Dodge Street, 8th Floor, Omaha, Nebraska, at 10 am Central Time, on July 20, 2011 for the following purposes:

1.	For shareholders of the Fund to approve an Agreement and Plan of Reorganization pursuant to which Federated International Leaders Fund, a series portfolio of Federated World Investment Series, Inc., would acquire all of the assets of the Fund in exchange for Institutional Shares (“Class IS Shares”) of Federated International Leaders Fund to be distributed pro rata by the Fund to its shareholders, in complete liquidation and termination of the Fund as a series portfolio of the Tributary Funds, Inc.; and

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Directors has fixed June 22, 2011 as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Directors,

/s/ Stephen R. Frantz
Stephen R. Frantz
President
Tributary Funds, Inc.

June [    ], 2011

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

June [    ], 2011

Acquisition of the assets of:

TRIBUTARY INTERNATIONAL EQUITY FUND

a series portfolio of TRIBUTARY FUNDS, INC.

1620 Dodge Street

Omaha, Nebraska 68197

Telephone No: 1-800-662-4203

In exchange for Institutional Shares (“Class IS Shares”) of:

FEDERATED INTERNATIONAL LEADERS FUND

a series portfolio of FEDERATED WORLD INVESTMENT SERIES, INC.

4000 Ericsson Drive

Warrendale, Pennsylvania 15086

Telephone No: 1-800-245-5000

This Prospectus/Proxy Statement describes the proposal for the reorganization (“Reorganization”) pursuant to the Agreement and Plan of Reorganization (“Plan”), under which Tributary International Equity Fund (the “Tributary Fund”), a series portfolio of Tributary Funds, Inc. (“Tributary Corporation”), would transfer all of its assets (except for deferred or prepaid expenses, to the extent that they do not have continuing value to the Federated Fund, which are not expected to be material in amount) to Federated International Leaders Fund (the “Federated Fund”), a series portfolio of Federated World Investment Series, Inc. (the “Federated Corporation”), in exchange for Class IS Shares of the Federated Fund. Class IS Shares of the Federated Fund will be distributed pro rata by the Tributary Fund to its shareholders in complete liquidation and termination of the Tributary Fund as a series portfolio of the Tributary Corporation. As a result of the Reorganization, each owner of Institutional Class Shares of the Tributary Fund will become the owner of Class IS Shares of the Federated Fund having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the Tributary Fund on the date of the Reorganization (the “Closing Date”), subject to the following: at the time of Reorganization, the value of the assets of the Tributary Fund will be determined in accordance with the Federated Fund’s valuation procedures (although it is not anticipated that the use of the Federated Fund’s valuation procedures will result in a material revaluation of the Tributary Fund’s assets at the time of the Reorganization). The Plan is attached as Annex A.

For a comparison of the investment objectives, strategies and principal risks of the Tributary Fund and the Federated Fund, see “Summary-Comparison of Investment Objectives and Policies” and “Summary-Comparison of Principal Investment Risks.” Information concerning Class IS Shares of the Federated Fund, as compared to Institutional Class Shares of the Tributary Fund, is included in this Prospectus/Proxy Statement in the sections entitled “Summary-Comparative Fee Tables” and “Information About the Reorganization-Description of the Federated Fund’s Class IS Shares and Capitalization.”

This Prospectus/Proxy Statement should be retained for further reference. It sets forth concisely the information about the Federated Fund and the proposed Reorganization that a shareholder should know before voting on the Reorganization. The Prospectus of the Federated Fund’s Class IS Shares dated January 31, 2011 is incorporated herein by reference (the “Federated Fund Prospectus”). The Statement of Additional Information (“SAI”) relating to this Prospectus/Proxy Statement dated June [ ], 2011, as well as the SAI for the Federated Fund dated January 31, 2011 (the “Federated Fund SAI”) containing additional information, have been filed with the Securities and Exchange Commission (the “Commission” or “SEC”) and are incorporated herein by reference. A Prospectus and SAI for the Tributary Fund, each dated August 1, 2010 (the “Tributary Fund Prospectus” and the “Tributary Fund SAI,” respectively), have been filed with the SEC and are incorporated herein by reference. Further information about the Federated Fund’s performance is contained in its Annual Report for the fiscal period ended November 30, 2010, filed with the SEC, which is incorporated herein by reference. Further information regarding the Tributary Fund’s performance is contained in its Annual Report for its fiscal year ended March 31, 2011, filed with the SEC, which is incorporated herein by reference. This Prospectus/Proxy Statement is accompanied by all of the aforementioned documents that are incorporated herein by reference. Additional copies of these materials and other information about the Federated Fund and the Tributary Fund may be obtained without charge by writing or by calling the Federated Fund or Tributary Fund at the addresses and telephone numbers shown on the previous page.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THESE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated herein by reference into this Prospectus/Proxy Statement. A copy of the form of the Plan is attached to this Prospectus/Proxy Statement as Annex A. For more complete information, please read the prospectuses of the Federated Fund and the Tributary Fund (collectively the “Funds” or individually a “Fund”) and the SAI relating to this Prospectus/Proxy Statement. Current copies of each Fund’s prospectus, SAI and annual shareholder report accompany this Prospectus/Proxy Statement.

REASONS FOR THE PROPOSED REORGANIZATION

As discussed in further detail below, the Reorganization of the Tributary Fund into the Federated Fund would give the Tributary Fund’s shareholders the opportunity to participate in a larger fund family, and in a fund advised by a Federated affiliate with a similar investment objective, similar risks, and similar investment strategies. Federated Investors, Inc. (“Federated”) is one of the largest investment managers in the United States. As of March 31, 2011, Federated and its affiliates’ assets under management totaled $355 billion, with 133 funds and a variety of separately-managed account options.

The Reorganization is being proposed to shareholders of the Tributary Fund because it would offer them, among other things, (1) a fund with lower total annual operating expenses; (2) a fund with consistent and strong historical performance in the short- and long-term; (3) high-quality investment management and related services from Federated and its affiliates; and (4) a fund with broader distribution capacity. The Funds have similar investment objectives and risks, are managed using similar investment strategies, and invest in similar types of securities. After extensive discussions between representatives of Tributary Capital Management, LLC, the investment adviser to the Tributary Fund (“TCM”), and Federated, TCM recommended to the Board of Directors of Tributary Corporation (“Tributary Corporation Board”) that it consider and approve the Reorganization as being in the best interests of the Tributary Fund and its shareholders. In recommending that the Tributary Corporation Board consider and approve the Reorganization, TCM noted, among other things, the product compatibility, the lower fees and the total expense profile of the Federated Fund, and the solid long-term performance record of the Federated Fund.

The Tributary Corporation Board considered various factors in reviewing the proposed Reorganization on behalf of the Tributary Fund’s shareholders, including the following:

•	First, that while not identical, the Federated Fund has a similar investment objective, similar risks, similar investment strategies, and similar investment limitations as the Tributary Fund.

•

Second, that both the gross and net total annual operating expenses for the Federated Fund’s Class IS Shares are lower than those of the Tributary Fund. Certain waivers and expense reimbursements applicable to the Federated Fund, however, may be cancelled. See “Comparative Fee Tables.”

•

Third, that the long-term performance of the Federated Fund in a variety of market conditions suggested the continuing viability of the Federated Fund from the perspective of long-term management results.

•	Fourth, the qualifications and stability of the investment personnel for the Federated Fund and the management of the Federated Fund, including the securities selection process.

•	Fifth, the level of resources and enterprise commitment of the investment adviser to the Federated Fund to compliance and risk management functions.

•

Sixth, that the Reorganization was expected to be conducted on a tax-free basis so that no gain or loss would be recognized directly as a result of the Reorganization by either the Tributary Fund or its shareholders.

•

Seventh, that all fees and expenses incurred by the Funds as a direct result of the Reorganization shall have been or, when due, will be paid in full by the investment advisers to the Federated Fund and the Tributary Fund or their affiliates (except that the Federated Fund shall bear expenses associated with the qualification of Federated Fund shares for sale in the various states, and any brokerage charges associated with the purchase or disposition of portfolio securities by the Tributary Fund prior to the Reorganization and the Federated Fund after the Reorganization will be borne by those Funds).

•	Eighth, Federated’s broader distribution capacity, which could result in a larger fund with continuing viability, and the potential to realize efficiencies and investment opportunities.

The Tributary Corporation Board has unanimously voted to recommend the approval of the Plan to holders of shares of the Tributary Fund. Under the Plan, the Federated Fund would acquire all of the assets of the Tributary Fund in exchange for Class IS Shares of the Federated Fund, which will be distributed pro rata by the Tributary Fund to its shareholders in complete liquidation and termination of the Tributary Fund as a series portfolio of the Tributary Corporation. As a result of the Reorganization, each shareholder of the Tributary Fund will become the owner of Class IS Shares of the Federated Fund having a total NAV equal to the total NAV of his or her holdings in the Tributary Fund on the date of the Reorganization, i.e., the Closing Date, subject to the following: at the time of the Reorganization, the value of the assets of the Tributary Fund will be determined in accordance with the Federated Fund’s valuation procedures (although it is not anticipated that the use of Federated’s valuation procedures will result in a material revaluation of the Tributary Fund’s assets at the time of the Reorganization).

The Tributary Corporation Board, including the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), has concluded that the Reorganization is in the best interests of the Tributary Fund and its shareholders and recommends that shareholders of the Tributary Fund approve the Reorganization. The Federated Corporation’s Board of Directors (the “Federated Corporation Board”) has concluded that the Reorganization is in the best interests of the Federated Fund and its shareholders.

TAX CONSEQUENCES

As a condition of the Reorganization, the Funds will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either the Tributary Fund or the Federated Fund or by the Tributary Fund shareholders. The aggregate tax basis of the Federated Fund’s Class IS Shares received by the Tributary Fund’s shareholders will be the same as the aggregate tax basis of their Institutional Class Shares in the Tributary Fund. The Tributary Fund will distribute to shareholders any previously undistributed net ordinary income and net capital gains (after reduction by any available capital loss carryforwards) accumulated prior to the Reorganization. Any such distributions will be taxable to Tributary Fund shareholders. For further discussion, see “Information About the Reorganization – Federal Tax Consequences”.

As an open-end management investment company incorporated in the State of Maryland but domiciled in the Commonwealth of Pennsylvania, the Federated Fund is subject to the Pennsylvania Franchise Tax, while the Tributary Fund is not. This franchise tax is assessed annually on the value of the Federated Fund, as represented by average net assets for the tax year. For the Federated Fund’s last tax year ended November 30, 2010, the Federated Fund paid approximately $17,400 in franchise taxes; such taxes are included as “other expenses” of the Federated Fund in its fee table.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

This section will help you compare the investment objectives and policies of the Tributary Fund with the Federated Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds’ prospectuses.

The Funds have similar investment objectives. The Federated Fund’s investment objective is to provide long-term capital growth. The Tributary Fund’s investment objective is to seek long-term capital appreciation.

Under normal circumstances, the Tributary Fund invests at least 80% of its net assets in common stocks and securities that can be converted into common stocks, such as convertible bonds, convertible preferred stocks, warrants, options and rights. The Tributary Fund invests primarily in common stocks and other equity securities of non-U.S. and non-Canadian issuers, including emerging market equity securities, with market capitalizations over $300 million and which pay an above-average dividend. A region and sector neutral approach is utilized in constructing the Tributary Fund’s portfolio. The Tributary Fund invests primarily in regions and industry groups that are part of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index and aims to have a dividend yield considerably higher than the MSCI EAFE Index.

By comparison, the Federated Fund invests primarily in a portfolio of equity securities issued by foreign companies that the investment adviser has deemed as undervalued relative to the company, the company’s competitive position and/or its growth prospects. Normally, the Federated Fund’s portfolio will be invested primarily in foreign stocks in developed markets, however the Federated Fund is permitted to invest in companies from both developed (including the United States) and emerging market countries.

The Federated Fund may invest in exchange-traded funds (ETFs), derivative contracts (such as options, swaps and futures contracts) and hybrid instruments (such as notes linked to underlying securities, indices or commodities) in order to implement its principal investment strategies; use of these investments is not part of the Tributary Fund’s principal investment strategies. The Tributary Fund, by contrast, may use convertible securities (i.e., convertible bonds, convertible preferred stocks, warrants, options and rights) as part of its principal investment strategies. The Federated Fund integrates a value style of investing (as discussed further below), whereas the Tributary Fund does not expressly employ such a style.

COMPARISON OF PRINCIPAL INVESTMENT RISKS

Because the Funds have similar investment objectives and policies, their principal risks will be similar. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund.

The following summarizes the principal risk factors relating to both Funds.

•	Stock Market Risks. The value of equity securities in each Fund’s portfolio will fluctuate and, as a result, each Fund’s share price may decline suddenly or over a sustained period of time.

•

Foreign Investing Risks. The foreign markets in which each Fund invests may be subject to economic or political conditions which are less favorable than those of the United States and may lack financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

•

Currency Risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which each Fund invests may be more volatile than prices of securities traded exclusively in the United States.

•

Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

•

Risks of Investing in American Depositary Receipts (“ADRs”) and Domestically Traded Securities of Foreign Issuers. Because each Fund may invest in ADRs and other domestically traded securities of foreign companies, each Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

•

Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets

Because the Federated Fund may (i) invest in ETFs, derivatives contracts, hybrid instruments and other permissible investments as part of its principal investment strategies, (ii) employ a value style of investing, and (iii) allocate relatively more of its assets to certain industry sectors, it is also subject to the following additional principal risks:

•

Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and/or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.

•

Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Federated Fund, and a potential reduction in gains to the Federated Fund. Each of these issues is described in greater detail in the Federated Fund’s Prospectus and SAI. Derivative contracts and hybrid instruments may also involve the following risks:

•

Leverage Risks. The derivative contracts in which the Federated Fund may invest may be subject to leverage risks. Leverage risk is when an investment exposes the Federated Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Federated Fund’s risk of loss and potential for gain.

•

Credit Risks. Credit risk includes the possibility that a party to a transaction involving the Federated Fund will fail to meet its obligations. This could cause the Federated Fund to lose the benefit of the transaction or prevent the Federated Fund from selling or buying other securities to implement its investment strategy.

•

Liquidity Risks. The Federated Fund may not be able to sell a security or close out a derivative contract when it desires. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

•

Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. However, value stocks may lag behind growth stocks in an up market.

•

Sector Risks. Because the Federated Fund may allocate relatively more assets to certain industry sectors than others, the Federated Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Federated Fund.

Because the Tributary Fund may use convertible securities as part of its principal investment strategies, it is also subject to the following principal risk:

•

Convertible Securities Risks. The Tributary Fund may purchase convertible securities which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or other issuers. When interest rates rise, the values generally fall, and when rates decline, the values generally increase. In addition, their prices can be affected by changes in the market value of the common stock into which they can be converted.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations, which may be changed by its board of directors without shareholder approval. The summary below is qualified in its entirety by the description of the fundamental and non-fundamental limitations of the Funds as set forth in Annex B to this Prospectus/Proxy Statement. The limitations for the Funds are similar; however, you may want to note the following differences.

The Tributary Fund may not purchase illiquid securities if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities; the limit for the Federated Fund is 15% of its net assets.

The Federated Fund generally will not purchase securities on margin, while the Tributary Fund has no such investment restriction.

The Federated Fund will not mortgage, pledge, or hypothecate any of its assets, except for the transfer of securities in connection with any permissible borrowing or for collateral arrangements in connection with permissible activities, while the Tributary Fund has no such investment restriction.

The Tributary Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Tributary Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities. The Federated Fund, on the other hand, may not make loans, although this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

As a matter of fundamental policy, the Federated Fund may concentrate its investments in issuers in the financial services industries, but as a matter of non-fundamental policy does not intend to do so. The Tributary Fund may not concentrate its investments in any industry.

COMPARATIVE FEE TABLES

Like all mutual funds, the Funds incur certain expenses in their operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. The tables below provide information regarding the fees and expenses currently incurred by Institutional Class Shares of the Tributary Fund and Class IS Shares of the Federated Fund, and pro forma fees for the Class IS Shares of the Federated Fund after giving effect to the Reorganization.

FEES AND EXPENSES

This table describes (1) the actual fees and expenses for the Institutional Class Shares of the Tributary Fund as of its fiscal year ended March 31, 2011; (2) the actual fees and expenses for the Class IS Shares of the Federated Fund as of its fiscal year ended November 30, 2010; and (3) the pro forma fees and expenses of the Class IS Shares of the Federated Fund on a combined basis after giving effect to the Reorganization.

Shareholder Fees	Tributary Fund – Institutional Class Shares	Federated Fund– Class IS Shares	Federated Fund – Class IS Shares Pro Forma Combined[3]
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your Investment)
Management Fee	1.00%	1.00%	1.00%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.52%	0.47%	0.34%
Acquired Fund Fees and Expenses	0.08%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.60%	1.48%	1.35%
Fee Waivers and/or Expense Reimbursement	0.20%[1]	0.23%[2]	0.10%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.40%	1.25%	1.25%

1	TCM has contractually agreed to waive 0.20% of its management fees for the Institutional Class Shares for the period August 1, 2010 through July 31, 2011. Such waivers are only terminable upon the approval of the Tributary Fund’s Board of Directors.
2	The investment adviser to the Federated Fund, Federated Global Investment Management Corp. (the “Adviser”), and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Federated Fund’s Class IS Shares (after any voluntary waivers and/or reimbursements) will not exceed 1.24% (the “Fee Limit”) through the later of (the “Termination Date”): (a) January 31, 2012; (b) June 30, 2012, provided that the Reorganization is approved by the Tributary Fund’s shareholders; or (c) the date of the Federated Fund’s next effective prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements or increasing the Fee Limit prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Fund’s Board of Directors.
3	Pro forma numbers are based on current asset and expense information assuming the Reorganization occurred on December 1, 2009.

Example

This Example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds’ shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same (except that the Example incorporates the Funds’ fee waivers and expense reimbursements for the first year only). Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Tributary Fund, Institutional Class Shares	$143	$485	$852	$1,883
Federated Fund, Class IS Shares	$127	$445	$786	$1,749
Federated Fund, Class IS Shares Pro Forma Combined	$127	$418	$730	$1,615

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During each Fund’s most recent fiscal year, the Federated Fund’s portfolio turnover rate was 24% and the Tributary Fund’s portfolio turnover rate was 93% of the average value of each Fund’s respective portfolio.

COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE HISTORY

The bar charts and tables below compare the potential risks and rewards of investing in the Tributary Fund and the Federated Fund. The bar charts provide an indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year. The total returns shown in the bar charts are based upon NAV. The tables show how each Fund’s average annual total returns for the one, five and ten year periods (or start of performance) compare to the returns of a broad-based market index. The figures assume reinvestment of dividends and distributions. Performance for the Tributary Fund is available on the Performance tab of the Fund’s website at www.tributaryfunds.com and is updated monthly and quarterly. Updated performance information for the Federated Fund is available under the “Products” section of Federated’s website at www.FederatedInvestors.com or by calling 1-800-341-7400. The Average Annual Total Return tables show returns averaged over the stated periods, and includes comparative performance information. The Funds’ performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.

Tributary Fund

Risk/Return Bar Chart and Table

The Fund’s Institutional Class Shares total return for the three-month period from January 1, 2011 to March 31, 2011 was 3.28%.
Within the period shown in the bar chart, the Fund’s Institutional Class Shares highest quarterly return was 29.61%, (quarter ended June 30, 2009). Its lowest quarterly return was -24.58%, (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Tributary Fund’s Institutional Class Shares to illustrate the effect of federal taxes on Tributary Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(for the periods ended December 31, 2010)

Institutional Class Shares	1 Year	5 Years	Since Inception (5/30/02)
Return Before Taxes	5.72%	1.43%	5.22%
Return After Taxes on Distributions	5.68%	0.86%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares	4.41%	1.38%	4.49%

MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes).	8.21%	2.94%	7.20%

Federated Fund

Risk/Return Bar Chart and Table

The Federated Fund’s Class IS Shares commenced operations on June 21, 2010. The Federated Fund offers three other classes of shares: Class A Shares, Class B Shares and Class C Shares. For the period prior to the commencement of operations of the Class IS Shares, the performance information shown in the bar chart below is for the Federated Fund’s Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Class IS Shares, since the Class IS Shares have a lower expense ratio than that of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of the Class IS Shares. The Federated Fund changed its investment strategy on September 4, 2003. Until that time, the Federated Fund invested primarily in securities of companies in the financial services industry.

The Fund’s Class IS Shares total return for the three-month period from January 1, 2011 to March 31, 2011 was 2.81%.
Within the period shown in the bar chart, the Fund’s Class IS Shares highest quarterly return was 33.12%, (quarter ended June 30, 2009). Its lowest quarterly return was -23.87%, (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Federated Fund’s Class IS Shares (which, as described above, represents performance of the Fund’s Class A Shares prior to Class IS Shares’ commencement of operations on June 21, 2010) to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Return Before Taxes	18.77%	7.52%	7.06%
Return After Taxes on Distributions	18.65%	7.48%	6.78%
Return After Taxes on Distribution and Sale of Fund Shares	12.20%	6.63%	6.18%

MSCI EAFE Index (Net) (reflects no deduction for fees, expenses or taxes, other than withholding taxes)	7.75%	2.46%	3.50%

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand each Fund’s financial performance for its past five fiscal years, or since inception in the case of the Federated Fund’s Class IS Shares. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

Tributary Fund

For the Tributary Fund, this information and the financial highlights have been derived from the Fund’s financial statements which have been audited by KPMG LLP, an independent registered public accounting firm. KPMG LLP’s report, along with the Fund’s financial statements, is incorporated by reference in the SAI relating to this Prospectus/Proxy Statement.

(For a Share Outstanding Throughout the Period)

	For the Periods Ended
	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008	March 31, 2007
Net Asset Value, Beginning of Period	$10.02	$6.18	$12.93	$15.21	$13.48
Net Investment Income (loss)[3]	0.23	0.16	0.19	0.16	0.12
Net realized and unrealized gain on investments and foreign currency transactions	0.66	3.71	(6.62)	(0.78)	2.36
TOTAL FROM INVESTMENT OPERATIONS	0.89	3.87	(6.43)	(0.52)	2.48

Net Asset Value, End of Period	$10.70	$10.02	$6.18	$12.93	$15.21

Total Return[1]	8.97%	62.63%	(50.02%)	(5.40)[4]	18.70%

Ratios to Average Net Assets:
Net expenses[2]	1.40%	1.45%	1.52%	1.41%[5]	1.44%
Net investment income (loss)[2]	2.29%	1.72%	2.09%	1.10%[5]	0.97%
Expense waiver/reimbursement[2]	0.20%	0.21%	0.25%	0.31%	0.21%
Supplemental Data:
Net assets, end of period (000 omitted)	$104,620	$102,164	$56,149	$93,782	$85,896
Portfolio turnover[1]	93%	126%	64%	68%	49%

1	Not annualized for periods less than one year.
2	Annualized for periods less than one year.
3	Per share data calculated using average share method.
4	During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the total return was an increase of 0.06%.
5	During the year ended march 31, 2008, First National reimbursed amounts to certain funds related to past marketing arrangements. The corresponding impact was a decrease to the net expense ratio and an increase to the net income ration of 0.06% for the International Equity Fund.

Federated Fund

For the Federated Fund, this information has been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s audited financial statements, is included in the Annual Report for the fiscal year ended November 30, 2010.

(For a Share Outstanding Throughout the Period)

Period Ended November 30, 2010[1]
Net Asset Value, Beginning of Period	$20.61
Income From Investment Operations:
Net investment income (loss)	(0.01)[2]
Net realized and unrealized gain on investments and foreign currency transactions	2.75
TOTAL FROM INVESTMENT OPERATIONS	2.74

Redemption Fees	0.00 [3]

Net Asset Value, End of Period	$23.35

Total Return[4]	13.29%

Ratios to Average Net Assets:
Net expenses	1.24%[5,6]
Net investment income (loss)	(0.07)%[5]
Expense waiver/reimbursement[7]	0.23%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$15,947
Portfolio turnover	24%[8]

1	Reflects operations for the period from June 21, 2010 (date of initial investment) to November 30, 2010.
2	Per share number has been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.24% for the period ended November 30, 2010, after taking into account this expense reduction.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratio shown above.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the entire fiscal year ended November 30, 2010.

FUND MANAGEMENT

Tributary Fund

Tributary Capital Management, LLC, 1620 Dodge Street, Stop 1089, Omaha, NE 68197, serves as investment adviser to the Tributary Fund. TCM is a subsidiary of First National Bank of Omaha (“First National”), which is a subsidiary of First National of Nebraska, Inc. (“FNNI”), a Nebraska corporation with total assets of about $15.1 billion as of March 31, 2011. FNNI offers clients a full range of financial services. TCM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of March 31, 2011, TCM had approximately $875 million in assets under management.

Kleinwort Benson Investors International Ltd. (“KBI”), a subsidiary of Kleinwort Benson Investors Dublin Ltd (“KBID”), located at Joshua Dawson House, Dawson Street, Dublin 2, Ireland, serves as the investment sub-adviser to the Tributary Fund. KBI, a registered investment adviser under the Investment Advisers Act of 1940, as amended, provides investment advisory services to individuals, investment companies, and other institutions. As of December 31, 2010, KBI had $5 billion in assets under management. KBID’s parent is the Kleinwort Benson Group Ltd., which is 100% owned by RHJ International S.A., a large European financial services group based in Brussels, Belgium.

Federated Fund

Federated Global Investment Management Corp. serves as investment adviser to the Federated Fund. The Adviser manages the Federated Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Federated Fund. The address of the Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 133 equity, fixed-income and money market mutual funds as well as a variety of other customized separately managed accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $355 billion in assets as of March 31, 2011. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,334 employees. Federated provides investment products to approximately 5,000 investment professionals and institutions.

PORTFOLIO MANAGER INFORMATION FOR THE FEDERATED FUND

The following individuals serve as portfolio managers for the Federated Fund (the “Portfolio Managers”):

•

Marc Halperin. Marc Halperin joined the Fund’s Adviser as a Portfolio Manager and a Vice President in 1998 and has been a Portfolio Manager of the Fund since September 1998. Mr. Halperin served as Associate Director/Portfolio Manager at UOB Asset Management from 1996 through August 1998. From 1993 through 1995, Mr. Halperin was Vice President, Asian Equities, at Massachusetts Financial Services Co. Mr. Halperin earned his M.A. with a major in Municipal Finance from the University of Illinois.

•

Richard Winkowski. Richard Winkowski has been the Fund’s Portfolio Manager since July 2009. Mr. Winkowski joined Federated as a Senior Investment Analyst in April 1998. He became an Assistant Vice President of the Fund’s Adviser in July 1999 and became a Vice President of the Fund’s Adviser in July 2000. He served as a Senior Research Analyst with Union Bank of Switzerland from October 1997 through March 1998. He was employed with American Express Financial Corp. as a Statistical Analyst from 1994 through January 1995 and then as a Portfolio Manager Assistant until September 1997. Mr. Winkowski earned his B.A. from the University of Wisconsin.

The Federated Fund SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Federated Fund.

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES

Investment Advisory Fees

The annual investment advisory fee for each of the Funds, as a percentage of each Fund’s daily net assets, is 1.00%.

Prior to May 3, 2010, the Tributary Fund was advised by FNB Fund Advisers (“FNB”), a division of First National, a subsidiary of FNNI, located at 1620 Dodge Street, Stop 1075, Omaha, Nebraska 68197. For the fiscal year ended March 31, 2011, FNB received an advisory fee (net of waivers) of 0.80% as a percentage of average daily net assets.

The Federated Fund’s Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in a footnote to the “Fees and Expenses” table found in this Prospectus/Proxy Statement.

A discussion of the Tributary Corporation Board’s review of the Tributary Fund’s investment advisory contract is available in the Annual Report dated March 31, 2011. A discussion of the Federated Fund Board’s review of the Federated Fund’s investment advisory contract is available in the Annual Report dated November 30, 2010.

Shareholder Services Fees (Tributary Fund Only)

The Tributary Corporation has adopted an Administrative Service Plan (the “Services Plan”) under which the Tributary Fund may enter into a Servicing Agreement to pay compensation to banks and other financial institutions that provide various administrative services for shareholders (“Shareholder Servicing Agent”). Under the Services Plan, the fees may not exceed an annual rate of 0.25% of the Fund’s average daily net assets. Such Shareholder Servicing Agents may include the Tributary Fund’s adviser, its bank affiliates and their correspondent banks, the Fund’s co-administrators and their affiliates, and third-party financial intermediaries.

Administrative Services Fees (Tributary Fund Only)

Jackson Fund Services, a division of Jackson National Asset Management, LLC, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, and TCM are co-administrators for the Tributary Fund, providing it clerical, compliance, regulatory, accounting and other services.

Administrative Services Fees (Federated Fund Only)

Federated Administrative Services (“FAS”), an affiliate of Federated, serves as administrator to the Federated Fund and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of the Federated Fund. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily net assets to 0.075% on assets over $20 billion. FAS’ minimum annual administrative fee with respect to the Federated Fund is $150,000 per portfolio and $40,000 per each additional class of shares. FAS may choose voluntarily to waive a portion of its fee.

The Federated Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker dealers, banks, investment advisers or third party administrators) whose customers are shareholders of the Federated Fund.

Recordkeeping Fees (Federated Fund Only)

The Federated Fund may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Federated Fund’s shareholders. If a financial intermediary receives recordkeeping fees on an account, it is not eligible to also receive networking fees on that same account.

Networking Fees (Federated Fund Only)

The Federated Fund may reimburse networking fees on a per account per year basis to financial intermediaries for providing administrative services to the Federated Fund and shareholders on certain non omnibus accounts. If a financial intermediary receives networking fees on an account, it is not eligible to also receive recordkeeping fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Federated Fund

Federated Securities Corp. (the “Distributor”) may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Federated Fund shares or provide services to Federated Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Federated Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section above because they are not paid by the Federated Fund.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of recordkeeping fees and/or networking fees made by the Federated Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Federated Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated Fund and any services provided.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICY

The transfer agent and dividend distributing agent for the Tributary Fund is DST Systems, Inc. (“DST”), and the transfer agent and dividend disbursing agent for the Federated Fund is State Street Bank and Trust Company (“State Street Bank”). Services provided by DST and State Street Bank include the issuance, cancellation and transfer of the Funds’ shares, and the maintenance of records regarding the ownership of such shares.

Reference is made to the Tributary Fund Prospectus and the Federated Fund Prospectus, respectively, each of which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference, for a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges, and redemptions of the Funds.

Purchases

Purchases of shares of each Fund are made through an investment professional, directly from the respective Fund or through an exchange from another Federated fund or Tributary fund, as applicable. Once an account is opened, additional shares may be purchased through the systematic investment program or through a depositary institution that is an automatic clearing house member. Both Funds reserve the right to reject any purchase. The purchase price of Federated Fund and Tributary Fund shares is based on the respective Fund’s NAV.

Purchases of shares of both Funds may be made on any day the New York Stock Exchange (“NYSE”) is open. Purchase orders for both Funds are effected at the offering price next calculated after receipt of the order. The NAV per share for each Fund is calculated as of the close of trading (normally 4:00 p.m. Eastern time) on the NYSE on each day on which the NYSE is open for business (“NYSE Closing time”).

The Tributary Fund’s and Federated Fund’s distributors, Northern Lights Distributors, LLC and Federated Securities Corp., respectively, market each Fund’s shares directly or through financial intermediaries. Each Fund reserves the right to reject any request to purchase or exchange shares.

The following chart shows the minimum initial and subsequent investment amounts for the Federated Fund and the Tributary Fund:

Fund	Initial Investment Minimum	Subsequent Investment Minimum	Systematic Investment Plan Investment Minimum
Federated Fund – Class IS Shares	$1,000,000	None	$50
Tributary Fund – Institutional Class Shares	$1,000	$50	$100

Initial investment minimums of the Federated Fund will be waived for purposes of the reorganization, and current Tributary Fund shareholders that acquire Class IS Shares of the Federated Fund in connection with the Reorganization will not be required to maintain an account balance of at least $25,000.

Redemptions and Exchanges

Redemption and exchanges of both Funds may be made through an investment professional or directly from a Fund by telephone or by mailing a written request. Both Funds also offer their shareholders a systematic withdrawal plan ($100 minimum for the Tributary Fund and $50 minimum for the Federated Fund).

Class IS shareholders of the Federated Fund have an exchange privilege that allows shareholders to exchange shares of the Federated Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and Class R Shares. Any new account established through an exchange will be subject to the applicable minimum investment requirements. Institutional Class shareholders of the Tributary Fund may exchange Tributary Fund shares for shares of another Tributary fund.

Dividends and Capital Gains

The Funds both declare and pay any dividends annually and distribute any capital gains annually. With respect to the Federated Fund, dividends and capital gains distributions will be automatically reinvested in additional shares without sales charges unless you elect cash payments.

Tax Information

Both Funds’ distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Ordinary income dividends are taxable at different rates depending on the source of dividend income. Capital gains distributed by a Fund are taxable at different rates depending upon the length of time the Fund held the assets giving rise to those capital gains. Redemptions and exchanges of Fund shares are taxable sales. For additional information, see each Fund’s prospectus. Additionally, please consult your tax adviser regarding your federal, state, and local tax liability.

Frequent Trading

Frequent or short term trading into and out of either Fund can have adverse consequences for such Fund and its shareholders who use the Fund as a long term investment vehicle. Such trading in significant amounts can disrupt the Funds’ investment strategies (e.g., by requiring them to sell investments at inopportune times or maintain excessive short term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable distributions by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

Both the Tributary Corporation Board and the Federated Corporation Board have approved policies and procedures intended to discourage excessive frequent or short term trading of Fund shares. These policies and procedures are similar for both Funds and are described in the prospectuses for each of the Funds, incorporated herein by reference and, in the case of the Federated Fund, accompanying this Prospectus/ Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

Description of the Agreement and Plan of Reorganization

The Plan provides that the Closing Date is expected to be on or about July 22, 2011. On the Closing Date, all of the assets (except for deferred or prepaid expenses, to the extent that they do not have continuing value to the Federated Fund, which are not expected to be material in amount) of the Tributary Fund will be transferred to the Federated Fund. In exchange for these assets, the Federated Fund will simultaneously issue to the Tributary Fund a number of full and fractional Class IS Shares of the Federated Fund equal in value to the aggregate NAV of the Institutional Class Shares of the Tributary Fund, calculated as of 4:00 p.m. EST (“Closing Time”) on the Closing Date.

The value of the Tributary Fund’s assets to be acquired by the Federated Fund shall be the value of such assets at the Closing Date using the valuation procedures set forth in the Federated Fund’s Articles of Incorporation, the Federated Fund’s Prospectus and the Federated Fund’s SAI, or such other valuation procedures as the Funds shall mutually agree. There are no material differences between the valuation procedures of the Funds. Consequently, it is not anticipated that use of Federated Fund’s valuation procedures will result in a material revaluation of the Tributary Fund assets at the time of the Reorganization.

Prior to the Reorganization, the Tributary Fund will discharge all of its liabilities and obligations as provided in the Plan. Following the transfer of its assets in exchange for Class IS Shares of the Federated Fund, the Tributary Fund will distribute the Class IS Shares of the Federated Fund pro rata to shareholders of record of the Tributary Fund in complete liquidation of the Tributary Fund. Shareholders of the Tributary Fund owning shares on the Closing Date will receive that number of Class IS Shares of the Federated Fund which have the same aggregate value as the shareholder held in the Tributary Fund immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of the Tributary Fund’s shareholders on the share records of the Federated Fund’s transfer agent. The Federated Fund does not issue share certificates to shareholders. Following the consummation of the Reorganization, the Tributary Fund will terminate its existence. The transfer of shareholder accounts from the Tributary Fund to the Federated Fund will occur automatically. It is not necessary for the Tributary Fund shareholders to take any action to effect the transfer.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the Tributary Fund’s shareholders; and (ii) the receipt by the Tributary Corporation and Federated Corporation of an opinion of counsel to the effect that the Reorganization will be tax free to the Tributary Fund, its shareholders and the Federated Fund. The Plan may be terminated if, prior to the Closing Time, any of the required conditions have not been met, the representations and warranties are not true or the board of directors of either Fund determines that the Reorganization is not in the best interest of the shareholders of the Tributary Fund or the Federated Fund, respectively.

All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by the Plan will be borne by the investment advisers to the Funds or their affiliates, as agreed between them, without regard to whether the Reorganization is consummated, provided, however, that the Federated Fund shall bear expenses associated with the qualification of Federated Fund shares for sale in the various states. Reorganization expenses include, without limitation, those in connection with: (i) the drafting, reviewing, and filing of the proxy/registration statements and related materials to shareholders (including any supplemental materials); (ii) drafting, reviewing, negotiating and executing one or more agreement(s) and plan(s) of reorganization, (iii) conversion programming attributable to the Federated Fund, (iv) all fees, expenses and costs incurred by Federated, other than Federated’s internal employee costs, in connection with the performance of due diligence and the drafting, negotiation, execution and delivery of the Purchase Agreement, (v) corporate regulatory filings, (vi) tax and other legal opinions, and other related documents associated with the reorganization Transactions, (vi) other mutually agreed upon third party related costs, and (vii) fees, expenses and costs of agents to print, mail, solicit, and or tabulate the proxy statement/registration statement and related materials to shareholders Any brokerage charges associated with the purchase or disposition of portfolio securities by the Tributary Fund prior to the Reorganization will be borne by the Tributary Fund.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a form of which is attached hereto as Annex A and incorporated herein by reference.

DESCRIPTION OF THE FEDERATED FUND’S CLASS IS SHARES AND CAPITALIZATION

Class IS Shares of the Federated Fund to be issued to shareholders of the Tributary Fund under the Plan will be fully paid and non assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Federated Fund Prospectus provided herewith for additional information about Class IS Shares of the Federated Fund.

The following table sets forth the unaudited pro forma capitalization of the Federated Fund as if the Reorganization were to have occurred on November 30, 2010.

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Tributary Fund – Institutional Class Shares	$102,199,557	10,385,719	$9.84
Net Asset Adjustment[2]	$(32,025)
Share Adjustment		(6,010,236)
Federated Fund – Institutional Shares	$15,947,041	682,927	$23.35
Federated Fund, Pro Forma Combined – Institutional Shares	$118,114,573	5,058,410	$23.35

1.	Does not reflect additional $241,024,576 in assets of the Federated Fund represented by other share classes.
2.	Adjustment to reflect elimination of prepaid expenses which will not transfer as a result of the Reorganization.

FEDERAL TAX CONSEQUENCES

As a condition to the Reorganization, the Funds will receive an opinion of counsel substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	the Reorganization as set forth in the Plan will constitute a “reorganization” under section 368(a) of the Code;

•	no gain or loss will be recognized by the Federated Fund upon its receipt of the Tributary Fund’s assets solely in exchange for the Class IS Shares of the Federated Fund;

•

no gain or loss will be recognized by the Tributary Fund upon the transfer of its assets to the Federated Fund solely in exchange for the Class IS Shares of the Federated Fund or upon the distribution of the Federated Fund Class IS Shares to the Tributary Fund’s shareholders in exchange for their Tributary Fund Institutional Class Shares;

•	no gain or loss will be recognized by shareholders of the Tributary Fund upon exchange of their Tributary Fund Institutional Class Shares for Federated Fund Class IS Shares;

•	the tax basis of the assets of the Tributary Fund in the hands of the Federated Fund will be the same as the tax basis of such assets to the Tributary Fund immediately prior to the Reorganization;

•

the aggregate tax basis of the Federated Fund Class IS Shares received by each shareholder of the Tributary Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Institutional Class Shares of the Tributary Fund held by such shareholder immediately prior to the Reorganization;

•	the holding period of the assets of the Tributary Fund in the hands of the Federated Fund will include the period during which those assets were held by the Tributary Fund; and

•

the holding period of the Federated Fund shares received by each shareholder of the Tributary Fund will include the period during which the shares of the Tributary Fund exchanged therefor were held by such shareholder, provided the shares of the Tributary Fund were held as capital assets on the date of the Reorganization.

The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as Dechert LLP may reasonably request and the Funds will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Federated Fund, the Tributary Fund or any shareholder of the Tributary Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as tax-free reorganization under the Code, a shareholder of the Tributary Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Tributary Fund shares and the fair market value of the Federated Fund shares received in exchange therefor.

While all of the portfolio securities held by the Tributary Fund are eligible to be acquired by the Federated Fund, due to the more concentrated investment strategy of the Federated Fund, the Tributary Fund may dispose of a certain portion of its portfolio securities prior to the Reorganization, and the Federated Fund may sell certain acquired portfolio securities after the Reorganization.

The Tributary Fund will distribute to shareholders any previously undistributed net ordinary income and net capital gains (after reduction by any available capital loss carryforwards) accumulated prior to the Reorganization. Any such distributions will be taxable to Tributary Fund shareholders.

As of each Fund’s most recent income tax year end, the Federated Fund and Tributary Fund had capital loss carryovers of $61,767,806 and $11,807,121, respectively. The final amount of capital loss carryovers for each Fund is subject to change and will not be determined until the time of the Reorganization. It is anticipated that any capital loss carryforwards of each of the Funds which were generated prior to the Reorganization will remain available to the Federated Fund following the Reorganization, subject to any applicable limitations under the Code (including limitations that may be imposed as a result of the Reorganization).

Shareholders of the Tributary Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

AGREEMENT BETWEEN FEDERATED AND TCM

Federated entered into an Agreement with TCM dated May 23, 2011 (“Purchase Agreement”) regarding the sale by TCM to Federated of certain assets relating to TCM’s business of providing investment advisory and investment management services to the Tributary Fund, TCM’s and its affiliates’ cooperation in connection with the Reorganization, the payment of transaction expenses, and related matters. The sale of such assets, and certain other obligations of the parties, is contingent upon shareholder approval of the Reorganization, among other things. Assuming shareholder approval is obtained, and the other conditions in the Purchase Agreement and the Plan are met, shareholders of the Tributary Fund will become shareholders of the Federated Fund. If this occurs, TCM or its affiliates expect to receive direct compensation under the Purchase Agreement at Closing Time in an amount equal to $1,250,000. It also is anticipated that First National or its affiliates may, under agreements with one or more subsidiaries of Federated, be entitled to receive recordkeeping fees on shareholder accounts for which it serves as the broker or dealer of record and performs services. However, First National would no longer receive fees from the Tributary Fund or its affiliates with respect to those accounts. Under the Purchase Agreement, Federated and TCM have each agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and subject to compliance with its fiduciary duties, to use commercially reasonable efforts to cause the Federated Corporation Board to take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least 75% of the members of the Federated Corporation Board are not “interested persons” (as that term is defined in the 1940 Act) of the Adviser or TCM; (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) is imposed as a result of the Reorganization; and (iii) each vacancy on the Federated Corporation Board is filled by a person who is not an interested person of the Adviser or TCM so as to comply with Section 15(f) of the 1940 Act (as if such Section were applicable to such transactions) and has been selected and proposed for election by a majority of the Federated Corporation Board who are not interested persons. Federated may elect, in lieu of the covenants set forth in the preceding sentence, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f) (1)(A) of the 1940 Act, in form and substance reasonably acceptable to TCM.

Comparative Information on Shareholders Rights

Both the Tributary Fund and the Federated Fund are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV.

The Tributary Fund is a portfolio of the Tributary Funds, Inc., which was established as a corporation under the laws of the State of Nebraska. The Federated Fund is a portfolio of Federated World Investment Series, Inc., a Maryland corporation.

In addition to the 1940 Act, these entities are governed by their respective articles of incorporation, bylaws and applicable state laws. The rights of shareholders of the Tributary Fund and shareholders of the Federated Fund as set forth in their respective articles of incorporation and bylaws are substantially similar. Set forth below is a brief summary of the significant rights of shareholders of the Tributary Fund and shareholders of the Federated Fund:

CATEGORY	TRIBUTARY FUND	FEDERATED FUND
Preemptive Rights	None	None

Preferences	None	None

Appraisal Rights	None	None

Conversion Rights	None	None

Exchange Rights (other than the right to exchange for shares of other Federated Fund or Tributary Fund, as provided in the Funds’ prospectuses)	None	None

Annual Meetings	Not required	Not required

Right to Call Shareholder Meetings	May be called by one or more shareholders holding ten percent (10%) or more of the shares entitled to vote on the matters presented to the meeting.	May be called by one or more shareholders holding ten percent (10%) or more of the shares entitled to vote on the matters presented to the meeting.

Notice of Meetings	The Secretary or an Assistant Secretary shall mail notice of the meeting at least ten (10) and not more than fifty (50) days prior thereto.	Not less than ten nor more than ninety days before the date of the meeting.

Record Date For Meetings	The Tributary Corporation Board may fix a time, not more than fifty (50) nor less than ten (10) days preceding the date of any meeting of shareholders, as a record date. If the Tributary Corporation Board fails to fix a record date, the record date shall be the thirtieth (30th) day preceding the date of such meeting.	Not more than 90 days and in case of a meeting of shareholders not less than l0 days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

Quorum for Meetings	The holders of a majority of the shares outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business at any shareholders’ meeting unless otherwise required by the Nebraska Business Corporation Act or by the 1940 Act or rules or regulations promulgated thereunder. If a quorum is present, the shareholders may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.	The presence in person or by proxy of the holders of one-third of the shares of stock of the Federated Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the separate approval of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote separately on the matter shall constitute a quorum.

Vote Required for Election of Directors

Under Nebraska law, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

In case of any vacancy in the Tributary Corporation Board, a

Under Maryland law, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Except as otherwise provided by law, any vacancy occurring in the Federated Corporation Board for any majority of the remaining directors, although such majority is less than a quorum, by an affirmative vote, may, subject to any limitations contained in the Tributary Corporation’s articles of incorporation or the 1940 Act, elect a successor to hold office until the next annual meeting of the shareholders of the Tributary Corporation or until his/her successor is duly elected and qualified.

If at any time after the first meeting of shareholders of the Tributary Corporation more than one-third of the directors in office shall consist of directors elected by the Tributary Corporation Board, a meeting of the shareholders shall be called forthwith for the purpose of electing the entire Tributary Corporation Board, and the terms of office of the directors then in office shall terminate upon the election and qualification of such Tributary Corporation Board.

cause other than by reason of an increase in the number of directors may be filled by a majority of the remaining members of the Federated Corporation Board, although such majority is less than a quorum and any vacancy occurring by reason of an increase in the number of directors may be filled by action of a majority of the entire Federated Corporation Board.

Adjournment of Meetings	In case a quorum shall not be present at a meeting, those present in person or by proxy shall adjourn to such day as they shall, by majority vote, agree upon without further notice other than by announcement at the meeting at which such adjournment is taken. If a quorum is present, a meeting may be adjourned from time to time without notice other than announcement at the meeting. At adjourned meetings at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.	In the absence of a quorum at any meeting, a majority of those shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice other than by announcement to be given at the meeting until a quorum shall be present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally called had the same been held at the time so called.

Removal of Directors by Shareholders	Under Nebraska law, shareholders may remove any director at a shareholder meeting duly called so long as the number of votes cast to remove him or her exceeds the number of votes cast not to remove him or her.	At any meeting of shareholders duly called for the purpose, any director may by the vote of a majority of all of the shares entitled to vote be removed from office.

Personal Liability of Officers and Directors

To the fullest extent permitted by Neb. Rev. Stat. §21-20,103, as the same exists or may hereafter be amended, and to the extent not inconsistent with the 1940 Act or rules and regulations promulgated thereunder, directors of the Tributary Corporation who are not officers and who do not control the Corporation shall not be liable to the Tributary Corporation or its shareholders for monetary damages for breach of fiduciary duty.

Under Nebraska law, a director or officer cannot be liable for any action taken as a director/officer, or for a failure to take action, as long as the director/officer acted in good faith, with the care of an ordinarily prudent person, and in a manner reasonably believed by the director/officer to be in the best interests of the corporation.

To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Federated Corporation shall have any liability to the Federated Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Federated Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Maryland law provides the same standard of care for, and allows the same limitations on the liability of, directors and officers as Nebraska law.

Personal Liability of Shareholders	None	None

Rights of Inspection

Every shareholder of the Tributary Fund and every holder of a voting trust certificate shall have a right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose, and at the place or places where usually kept, the share register, books of account and records of the proceedings of the shareholders and directors and to make extracts therefrom.

Under Nebraska law, upon five business days’ written demand, a shareholder shall be entitled to inspect and copy, during regular business hours at Tributary Corporation’s principal office: the articles of incorporation, bylaws, board resolutions changing the rights of classes or series of shares, shareholder meeting minutes and records of any action taken by shareholders for the past three years, all written communication to shareholders for the past three years,

The Federated Corporation Board may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Federated Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account, book or document of the Federated Corporation except as conferred by statute or as authorized by the Federated Corporation Board.

Under Maryland law, a shareholder, upon written request, may inspect and copy during usual business hours: the bylaws, shareholder minutes, the annual statement of affairs, and voting trust agreements deposited with the corporation. Such documents must be made available by the corporation at its principal office within seven days of a list of the current directors and officers, and its most recent biennial report to the Secretary of State.

Nebraska law also provides that, upon five business days’ written demand, a shareholder shall be entitled to inspect and copy, during regular business hours at a reasonable location specified by Tributary Corporation: board and shareholder meeting minutes, records of any actions taken by the board or a committee thereof or by the shareholders, corporate accounting records and shareholder records, provided that the shareholder’s demand must be made in good faith and for a proper purpose (and the records must be directly connected with that purpose), and the demand must describe with reasonable particularity the purpose of the inspection and the desired records.

the request.

In addition, Maryland law provides that one or more persons who together are shareholders of at least 5% of the outstanding shares of the corporation for at least six months may inspect the Fund’s books of account and stock ledger, statement of the corporation’s affairs, and present to any officer or resident agent a written request for a list of the corporation’s shareholders.

Number of Authorized Shares; Par Value	Tributary Corporation: 1,000,000,000 Tributary Fund: 49,000,000 Par Value: $.00001

Federated Corporation:

3,000,000,000

Federated Fund Class A:

300,000,000

Federated Fund Class B:

200,000,000

Federated Fund Class C:

200,000,000

Federated Fund Institutional:

100,000,000

Par Value: $.001

INFORMATION ABOUT THE FEDERATED FUND AND THE TRIBUTARY FUND; WHERE TO FIND ADDITIONAL INFORMATION

Information about the Tributary Fund is included in the Tributary Fund Prospectus and Tributary Fund SAI, each of which is incorporated herein by reference. Information about the Federated Fund is included in the Federated Fund Prospectus and Federated Fund SAI, each of which is incorporated herein by reference. Current copies of each Fund’s prospectus, SAI and annual shareholder report, along with the SAI relating to this Prospectus/Proxy Statement, accompany this Prospectus/Proxy Statement. Additional copies of the Tributary Fund Prospectus, Tributary Fund SAI and the SAI dated June [    ], 2011 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Tributary Fund at 1-800-662-4203, on the web at www.tributaryfunds.com or by writing to the Tributary Funds, PO Box 219022, Kansas City, MO 64121-9022, or the Federated Fund at 1-800-245-5000.

The Federated Corporation, on behalf of the Federated Fund, and the Tributary Corporation, on behalf of the Tributary Fund, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC.

Reports, proxy and information statements and other information filed by the Federated Corporation, on behalf of the Federated Fund, and by the Tributary Corporation on behalf of the Tributary Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Tributary Corporation Board on behalf of its portfolio, the Tributary Fund. The proxies will be voted at the special meeting of shareholders of the Tributary Fund to be held on July 20, 2011 at the offices of TCM at 1620 Dodge Street, 8th Floor, Omaha, Nebraska, at 10 am Central Time, such special meeting and any adjournment or postponement thereof are referred to as the (“Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by TCM and/or the Adviser or their affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of TCM and/or TCM or their affiliates, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser and/or TCM may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Tributary Corporation Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about July [    ], 2011 to shareholders of record at the close of business on June 22, 2011 (the “Record Date”).

The Tributary Fund’s Annual Report, which includes audited financial statements for the fiscal year ended March 31, 2011, was previously mailed to shareholders of the Tributary Fund. The Tributary Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of the Annual Report of the Tributary Fund, which may be requested by writing to the Tributary Fund’s principal executive offices or by calling the Tributary Fund. The principal executive office of Tributary Fund is located at 1620 Dodge Street, Stop 1089, Omaha, NE 68197. These documents, as well as additional information about the Funds, (including portfolio holdings, performance, and distributions), are also available on the websites for each of the Funds. The website for the Federated Fund is www.FederatedInvestors.com and the website for the Tributary Fund is www.tributaryfunds.com.

The Federated Fund’s toll-free telephone number is 1-800-245-5000 and the Tributary Fund’s toll free telephone number is 1-800-662-4203.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Tributary Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Federated Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Any person appointing a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Tributary Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.

In order to hold the Special Meeting, a “quorum” of shareholders of the Tributary Fund must be present. Holders of a majority of shares outstanding and entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the meeting. Approval of the Reorganization requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of the Tributary Fund present at the meeting of shareholders of such Tributary Fund if the shareholders of more than 50% of the outstanding voting securities of the Tributary Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Tributary Fund.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to such day as they shall, by majority vote, agree upon without further notice other than by announcement at the meeting at which such adjournment is taken. If a quorum is present but sufficient votes in favor of the proposal have not been received, the Special Meeting may be adjourned from time to time without notice other than announcement at the meeting, to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. At adjourned meetings at which a quorum is present, any business may be transacted which might have been transacted at the Special Meeting as originally noticed.

SHARE OWNERSHIP OF THE FUNDS

As of May 11, 2011, the Tributary Fund had the following numbers of outstanding Institutional Class Shares of beneficial interest: 9,692,036.48.

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the Tributary Fund’s management, as of May 11, 2011, the following entities held beneficially or of record more than 5% of the Fund’s outstanding share classes:

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares and Fund
Tributary Fund Institutional Class Shares	C/O M&I Trust Co NA Attn MFN MF Maril & Co FBO NG 11270 W Park Pl Ste 400 Milwaukee, WI 53224-3638	27.88%

	Frontier Trust Co FBO First National of Nebraska Inc FI 480135 PO Box 10758 Fargo, ND 58106-0758	22.21%

	Valle & Co FBO NG M&I Trust Co N A 11270 W Park Pl Ste 400 Milwaukee, WI 53224-3638	22.06%

	Mitra & Co FBO NG C/O M&I Trust Co NA ATTN MFN M 11270 W Park Pl Ste 400 Milwaukee, WI 53224-3638	21.79%

Officers and Directors of the Tributary Corporation own less than 1% of each class of the Tributary Fund’s outstanding shares.

To Knowledge of the Federated Corporation’s management, as of May 11, 2011, the following entities held beneficially or of record more than 5% of the Federated Fund’s outstanding share classes:

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares and Fund
Federated Fund Class A Shares	Edward Jones & Co Attn Mutual Fund Shareholder Accounting 201 Progress Parkway Maryland Hts, MO 63034-3009	14.72%

	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6.77%

	MLPF&S for the sole benefit of its customers Attn Fund Admin Sec 4800 Deer Lake Dr. E Fl 2 Jacksonville, FL 32246-6484	9.71%

	Paychex Securities Corporation 401(k) Plans 1175 John Street W Henrietta NY 14586-9102	6.33%

	UBS WM USA Omni Account M/F Attn Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	5.25%

	American Enterprise Inv. Scv PO Box 9446 Minneapolis, MN 55440-9446	5.15%

Federated Fund Class B Shares	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	21.65%

	Edward Jones & Co Attn Mutual Fund Shareholder Accounting 201 Progress Parkway Maryland Hts, MO 63034-3009	14.51%

	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	11.54%

Federated Fund Class C Shares	MLPF&S for the sole benefit of its customers Attn Fund Admin Sec 4800 Deer Lake Dr. E Fl 2 Jacksonville, FL 32246-6484	44.44%

	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	10.85%

	UBS WM USA Omni Account M/F Attn Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	5.54%

Federated Fund Class IS Shares	Emjay Corporation Custodian fbo Plans of RPSA Customers 8515 E Orchard Rd #2T2 Greenwood Vlg, CO 80111-5002	27.93%

	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	21.67%

	Saxon & Co FBO # PO Box 7780-1888 Philadelphia, PA 19182-0001	10.14%

	Saxon & Co FBO # PO Box 7780-1888 Philadelphia, PA 19182-0001	7.07%

	Saxon & Co FBO # PO Box 7780-1888 Philadelphia, PA 19182-0001	6.85%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6.09%

As of May 11, 2011, Officers and Directors as a group owned 43,013.91 Class IS Shares (or 2.20% of that share class) of the Federated Fund. This represented 0.29% of the Federated Fund’s total outstanding shares. Officers and Directors owned less than 1% of each other class of the Federated Fund’s outstanding shares.

Shareholders owning 25% or more of outstanding shares may be in control of the respective Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Tributary Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

Stephen R. Frantz
President
Tributary Funds, Inc.

ANNEX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2011, by and between Federated World Investment Series, Inc., a Maryland corporation, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Acquiring Fund Registrant”), on behalf of its series, Federated International Leaders Fund (the “Acquiring Fund”), and Tributary Funds, Inc., a Nebraska corporation, with its principal place of business at 1620 Dodge Street, Omaha, NE 68197 (the “Acquired Fund Registrant”), on behalf of its series, Tributary International Equity Fund (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Acquired Fund (which offers Institutional Class Shares) (the “Acquired Fund Shares”) to the Acquiring Fund in exchange solely for Institutional Shares, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares to the holders of the outstanding Acquired Fund Shares, and (iii) the liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Acquiring Fund Registrant and the Acquired Fund Registrant, respectively, the Acquiring Fund Registrant and Acquired Fund Registrant are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Funds are authorized to issue their shares of stock;

WHEREAS, the Board of Directors of the Acquiring Fund Registrant have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Directors of the Acquired Fund Registrant have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND

SHARES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional shares of Acquiring Fund Shares, determined by multiplying (a) the shares outstanding of the Acquired Fund Shares, by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund Shares by (y) the net asset value per share of the Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund Shares will receive the Acquiring Fund Shares in redemption of their Acquired Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund,

including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date to the extent that they do not have continuing value to the Acquiring Fund.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution and termination.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.8 TERMINATION. The Acquired Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund Registrant’s Articles of Incorporation and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Directors (“Board”) of the Acquiring Fund Registrant and Acquired Fund Registrant).

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund Registrant’s Articles of Incorporation and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets to be acquired by the Acquiring Fund pursuant to this Agreement, shall be determined in accordance with paragraph 1.1.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about July 22, 2011, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. Union Bank, N.A., as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. DST Systems, Inc., as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the

Closing. The Acquiring Fund shall issue and deliver, or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund Registrant or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund Registrant, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Registrant, on behalf of the Acquiring Fund, as of the Closing Date unless another date is expressly specified, as follows:

a)	The Acquired Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Nebraska.

b)	The Acquired Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquired Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund Shares are registered under the Securities Act of 1933, as amended (“1993 Act”), and such registration has not been revoked or rescinded and is in full force and effect.

c)	The prospectus and statement of additional information of the Acquired Fund as they may have been amended and most recently filed with the Commission conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)	The Acquired Fund is not in material violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Acquired Fund Registrant’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.

e)	The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Acquired Fund will be terminated with respect to the Acquired Fund as of the Closing Date (including any such contracts with affiliated persons of the Acquired Fund).

f)	Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Acquired Fund’s financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)	The audited financial statements of the Acquired Fund as of March 31, 2011, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)	The unaudited financial statements of the Acquired Fund as of September 30, 2010, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i)	Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this sub-paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j)	As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

k)	The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund’s Board and committees of the Acquired Fund’s Board. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

l)	The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

m)	All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

n)	All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

o)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Nebraska, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

p)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

q)	The information to be furnished by the Acquired Fund to the Acquiring Fund Registrant for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and regulations.

r)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquired Fund Registrant with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

s)	The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

t)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Nebraska law for the execution of this Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Nebraska law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

u)

The Acquired Fund, and the Acquired Fund Registrant with respect to the Acquired Fund, has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, or the Acquired Fund Registrant with respect to the Acquired Fund, that would question the right, power or capacity of (a) the Acquired Fund to conduct its business as conducted now or at any time in the past, or (b) the Acquired Fund Registrant’s ability to enter into this Agreement on behalf of the Acquired Fund or the Acquired Fund’s ability to consummate the transactions contemplated by this Agreement.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund Registrant, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Registrant, on behalf of the Acquired Fund, as follows:

a)	The Acquiring Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

b)	The Acquiring Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquiring Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.

c)	The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)	The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Acquiring Fund Registrant’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)	Except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)	The audited financial statements of the Acquiring Fund as of November 30, 2010 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)	Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this sub-paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

h)

All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring

Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

i)	All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

j)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

k)	Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

l)	The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

m)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund Registrant with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

n)	The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

o)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

p)	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the

Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Acquired Fund Registrant will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Acquired Fund Registrant’s Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Acquiring Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Acquiring Fund and the Acquiring Fund Registrant contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

All representations, covenants, and warranties of the Acquired Fund and the Acquiring Fund Registrant contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Acquiring Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund Registrant.

ARTICLE XIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund Registrant’s Articles of Incorporation and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of Dechert LLP substantially to the effect that for federal income tax purposes:

a)	The transfer of all or substantially all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code.

b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c)	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e)	The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)	The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Dechert LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

The Acquired Fund and the Acquiring Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. Federated Investors, Inc. or its affiliates (collectively, “Federated”), and/or Tributary Capital Management, LLC or its affiliates (collectively, “Acquired Fund Adviser”), will bear certain expenses associated with the Acquired Fund’s and the Acquiring Fund’s participation in the Reorganization. Such reorganization expenses include, without limitation, those in connection with: (i) the drafting, reviewing, and filing of the Registration Statement and related Proxy Materials (including any supplemental materials); (ii) drafting, reviewing, negotiating and executing this Agreement; (iii) conversion programming attributable to the Acquiring Fund; (iv) all fees, expenses and costs incurred by Federated, other than Federated’s internal employee costs, in connection with the performance of due diligence and the drafting, negotiation, execution and delivery of the Purchase Agreement; (v) corporate regulatory filings; (vi) tax and other legal opinions, and other related documents associated with the Reorganization; (vi) other mutually agreed upon third party related costs; and (vii) fees, expenses and costs of agents to print, mail, solicit, and or tabulate the Registration Statement and related Proxy Materials. The Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the respective Fund may incur transaction expenses associated with the sale and purchase of portfolio securities.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund Registrant, on behalf of the Acquiring Fund, and the Acquired Fund Registrant, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund Registrant and the Acquired Fund Registrant. In addition, either the Acquiring Fund Registrant or the Acquired Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)	a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Acquired Fund Registrant or the Acquiring Fund Registrant, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquiring Fund Registrant, the Acquired Fund, the Acquired Fund Registrant, or their respective Directors or their respective officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquired Fund Registrant, on behalf of the Acquired Fund, and the Acquiring Fund Registrant, on behalf of the Acquiring Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entitles other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Acquiring Fund Registrant personally, but shall bind only the property of the Acquiring Fund, as provided in the Articles of Incorporation of the Acquiring Fund Registrant. The execution and delivery of this Agreement have been authorized by the Directors of the Acquiring Fund Registrant on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Fund Registrant, acting as such. Neither the authorization by such Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Articles of Incorporation of the Acquiring Fund Registrant.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Federated World Investment Series, Inc. on behalf of its portfolio, Federated International Leaders Fund

By:
Name:	John W. McGonigle
Title:	Secretary

Tributary Funds, Inc. on behalf of its portfolio, Tributary International Equity Fund

By:
Name:	Stephen R. Frantz
Title:	President

[Signature Page to Agreement and Plan of Reorganization]

ANNEX B: THE FUNDS’ INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which may not be changed without shareholder approval. The following chart compares the fundamental and non-fundamental limitations of each of the Funds. While shareholder approval is required to change a fundamental limitation, non fundamental limitations may be changed by a Fund’s board of directors.

INVESTMENT LIMITATIONS

Tributary Fund	Federated Fund
Investment Objective (fundamental) The Fund’s investment objective is to seek long-term capital appreciation.	Investment Objective (fundamental) The Fund’s investment objective is to provide long-term growth of capital.

Industry Concentration (fundamental)

The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

For purposes of this limitation (i) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (ii) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); technology companies will be divided according to their respective product lines and services; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

Industry Concentration (fundamental)

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in issuers in the financial services industries. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

However, as a matter of non-fundamental policy, the Fund does not intend to concentrate its investments in a financial services industry.

As a matter of non-fundamental policy, in applying the concentration limitation: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) asset-backed securities will be classified according to the underlying assets securing such securities.

As a matter of non-fundamental operating policy, the Fund will not exclude domestic bank instruments or foreign bank instruments from industry concentration limitations so long as it is the SEC staff’s view that such instruments should not be excluded from industry concentration tests. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the fund’s total assets in any one industry will constitute “concentration.”

Acting as Underwriter (fundamental) The Fund may not act as an underwriter of securities of	Acting as Underwriter (fundamental) The Fund may not underwrite the securities of other

INVESTMENT LIMITATIONS

Tributary Fund	Federated Fund
other issuers except as it may be deemed an underwriter in selling a portfolio security.	issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Borrowing Money (fundamental)

The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

Issuing Senior Securities (fundamental)

The Fund may not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

Borrowing Money and Issuing Senior Securities (fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

Investing in Illiquid Securities (non-fundamental)

The Fund may not purchase or hold illiquid securities (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities.

Investing in Illiquid Securities (non-fundamental)

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Purchases on Margin No policy.

Purchases on Margin ( non-fundamental)

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets No policy.

Pledging Assets (non-fundamental)

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Lending Cash or Securities (fundamental) The Fund may not make loans if, as a result, more than	Lending Cash or Securities (fundamental) The Fund may not make loans, provided that this

INVESTMENT LIMITATIONS

Tributary Fund	Federated Fund
33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.	restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Investing in Commodities (non-fundamental) The Fund may not purchase or sell commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments.

Investing in Commodities (fundamental)

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate (fundamental)

The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

Investing in Real Estate (fundamental)

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Diversification of Investments (fundamental)

The Fund will not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase: (i) more than 5% of the value of such Fund’s total assets would be invested in such issuer; or (ii) such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of a Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Diversification of Investments (fundamental)

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

STATEMENT OF ADDITIONAL INFORMATION

June [    ], 2011

Acquisition of the assets of

Tributary International Equity Fund

A series portfolio of TRIBUTARY FUNDS, INC.

1620 Dodge Street

Omaha, NE 68197

Telephone No: 1-800-6624203

In exchange for Institutional Shares of

FEDERATED INTERNATIONAL LEADERS FUND

A series portfolio of FEDERATED WORLD INVESTMENT SERIES, INC.

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Telephone No: 1-800-245-5000

This Statement of Additional Information, dated June [    ], 2011 is not a prospectus. A Prospectus/Proxy Statement dated June [    ], 2011 related to the above-referenced matter may be obtained from the Federated World Investment Series, Inc., on behalf of FEDERATED INTERNATIONAL LEADERS FUND, by writing or calling the Federated World Investment Series, Inc. at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information of Tributary Funds, Inc., dated August 1, 2010.

2.	Statement of Additional Information of Federated International Leaders Fund, dated January 31, 2011.

3.	Audited Financial Statements of Tributary International Equity Fund, dated March 31, 2011.

4.	Audited Financial Statements of Federated International Leaders Fund, dated November 30, 2010.

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Tributary Funds, Inc., dated August 1, 2010, is incorporated by reference to the Tributary Funds, Inc.’s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A (File No. 33-85982), which was filed with the Securities and Exchange Commission on or about July 29, 2010.

Additional copies of the foregoing Statement of Additional Information of Tributary Funds, Inc. may be obtained by writing Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022 or by calling 1-800-662-4203.

The Statement of Additional Information of Federated International Leaders Fund, dated January 31, 2011, is incorporated by reference to Federated World Investment Series, Inc.’s Post-Effective Amendment No. 46 to its Registration Statement on Form N-1A (File No. 33-52149 ), which was filed with the Securities and Exchange Commission on or about January 28, 2011.

Additional copies of the foregoing Statement of Additional Information of Federated International Leaders Fund may be obtained from Federated World Investment Series, Inc. at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561 or by calling 1-800-341-7400.

The audited financial statements of the Tributary International Equity Fund, dated March 31, 2011, are incorporated by reference to the Annual Report to shareholders of the Tributary Funds, Inc., which was filed with the Securities and Exchange Commission on Form N-CSR pursuant to the Investment Company Act of 1940, as amended, on or about [    ], 2011.

The audited financial statements of Federated Fund, dated November 30, 2010, are incorporated by reference to the Annual Report to shareholders of Federated World Investment Series, Inc., which was filed with the Securities and Exchange Commission on Form N-CSR pursuant to the Investment Company Act of 1940, as amended, on or about January 27, 2011.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED NOVEMBER 30, 2010 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated International Leaders Fund (the “Federated Fund”), a series portfolio of Federated World Investment Series,

2

Inc. (the “Federated Company”), and Tributary International Equity Fund (the “Tributary Fund”), a series portfolio of Tributary Funds, Inc. (the “Tributary Company”) (each of the Federated Fund and the Tributary Fund may be individually referred to as the “Fund” or collectively as the “Funds”), for the period ended November 30, 2010. The Tributary Fund will be reorganized into the Federated Fund as of the close of business on or about July 22, 2011. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from December 1, 2009 to November 30, 2010. These statements have been derived from the books and records of each Fund utilized in calculating daily net asset values at November 30, 2010.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Institutional Shares of the Tributary Fund for Institutional Shares (also referred to as “Class IS Shares”) of the Federated Fund. Under generally accepted accounting principles, the Federated Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted, where necessary, to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

3

Tributary International Equity Fund

Federated International Leaders Fund

Pro Forma Combining Portfolio of Investments

November 30, 2010 (unaudited)

Tributary International Equity Fund	Federated International Leaders Fund	Federated International Leaders Pro Forma Combined Fund		Tributary International Equity Fund	Federated International Leaders Fund	Federated International Leaders Pro Forma Combined Fund
Shares				Value in U.S. Dollars
			COMMON STOCKS—98.0%

			Australia—2.8%
39,300	0	39,300	AGL Energy Ltd.	$578,102	$0	$578,102
16,958	0	16,958	ASX Ltd.	614,610	0	614,610
19,764	0	19,764	Australia & New Zealand Banking Group Ltd.	429,179	0	429,179
42,647	0	42,647	BHP Billiton Ltd.	1,746,732	0	1,746,732
37,509	0	37,509	Boral Ltd.	161,753	0	161,753
8,673	0	8,673	Commonwealth Bank of Australia	401,273	0	401,273
301,755	0	301,755	Goodman Fielder Ltd.	397,613	0	397,613
86,221	0	86,221	GPT Group	229,700	0	229,700
60,658	0	60,658	Harvey Norman Holdings Ltd.	173,805	0	173,805
10,989	0	10,989	Leighton Holdings Ltd.	331,720	0	331,720
74,691	0	74,691	National Australia Bank Ltd.	1,678,474	0	1,678,474
17,796	0	17,796	Orica Ltd.	426,008	0	426,008
36,093	0	36,093	QBE Insurance Group Ltd.	582,117	0	582,117
72,186	0	72,186	Toll Holdings Ltd.	428,892	0	428,892
28,052	0	28,052	Westpac Banking Corp.	574,476	0	574,476
31,525	0	31,525	Woolworths Ltd.	809,642	0	809,642
20,086	0	20,086	WorleyParsons Ltd.	485,062	0	485,062

			TOTAL	10,049,158	0	10,049,158

			Belgium—0.5%
47,677	0	47,677	Belgacom SA	1,612,892	0	1,612,892
7,767	0	7,767	UCB SA	251,111	0	251,111

			TOTAL	1,864,003	0	1,864,003

			Bermuda—4.3%
0	321,576	321,576	Invesco Ltd.	0	6,991,062	6,991,062
6,959	0	6,959	SeaDrill Ltd.	213,154	0	213,154
0	205,269	205,269	(1)Signet Jewelers Ltd.	0	8,175,864	8,175,864

			TOTAL	213,154	15,166,926	15,380,080

			Brazil—0.1%
15,600	0	15,600	BM&F Bovespa SA	118,754	0	118,754

4

6,000	0	6,000	Brookfield Incorporacoes SA	28,490	0	28,490
4,000	0	4,000	EDP - Energias do Brasil SA	85,399	0	85,399
1,800	0	1,800	Lojas Renner SA	63,031	0	63,031
6,800	0	6,800	MRV Engenharia e Participacoes SA	67,234	0	67,234
2,000	0	2,000	Natura Cosmeticos SA	53,759	0	53,759
4,400	0	4,400	Rossi Residencial SA	38,885	0	38,885

			TOTAL	455,552	0	455,552

			Canada—2.7%
0	135,600	135,600	Nexen, Inc.	0	2,836,035	2,836,035
0	22,200	22,200	Potash Corp. of Saskatchewan, Inc.	0	3,191,250	3,191,250
0	129,414	129,414	Sun Life Financial Services of Canada	0	3,491,590	3,491,590

			TOTAL	0	9,518,875	9,518,875

			China—0.3%
244,000	0	244,000	Bank of China Ltd.	130,722	0	130,722
75,000	0	75,000	Bank of Communications Co. Ltd.	78,333	0	78,333
35,000	0	35,000	China Development Financial Holding Corp.	10,121	0	10,121
13,000	0	13,000	China Life Insurance Co. Ltd.	10,412	0	10,412
18,000	0	18,000	China Merchants Holdings International Co. Ltd.	71,051	0	71,051
80,000	0	80,000	China Petroleum & Chemical Corp.	74,489	0	74,489
6,000	0	6,000	China Shineway Pharmaceutical Group Ltd.	19,472	0	19,472
52,800	0	52,800	China Zhongwang Holdings Ltd.	28,831	0	28,831
75,000	0	75,000	CNOOC Ltd.	162,655	0	162,655
8,000	0	8,000	Greentown China Holdings Ltd.	8,706	0	8,706
30,400	0	30,400	Guangzhou R&F Properties Co. Ltd.	40,403	0	40,403
96,000	0	96,000	Huaneng Power International, Inc.	51,431	0	51,431
218,000	0	218,000	Industrial & Commercial Bank of China	169,573	0	169,573
48,000	0	48,000	Jiangsu Expressway Co. Ltd.	52,235	0	52,235
122,000	0	122,000	PetroChina Co. Ltd.	151,618	0	151,618
170,000	0	170,000	Renhe Commercial Holdings Co. Ltd.	30,870	0	30,870
68,000	0	68,000	Shanghai Electric Group Co. Ltd.	46,589	0	46,589
6,500	0	6,500	Shimao Property Holdings Ltd.	9,811	0	9,811
65,500	0	65,500	Shui On Land Ltd.	32,729	0	32,729
15,000	0	15,000	Soho China Ltd.	11,282	0	11,282
11,000	0	11,000	Want Want China Holdings Ltd.	9,477	0	9,477
44,000	0	44,000	Zhejiang Expressway Co. Ltd.	41,479	0	41,479

			TOTAL	1,242,289	0	1,242,289

			Czech Republic—0.0%
500	0	500	Komercni Banka AS	105,483	0	105,483

			Finland—0.6%
62,842	0	62,842	Nokia Oyi	580,315	0	580,315

5

45,617	0	45,617	Orion Oyi	925,389	0	925,389
72,023	0	72,023	Pohjola Bank PLC	816,531	0	816,531

			TOTAL	2,322,235	0	2,322,235

			France—9.5%
0	232,200	232,200	AXA	0	3,333,565	3,333,565
0	115,764	115,764	Accor SA	0	4,893,462	4,893,462
16,728	109,734	126,462	BNP Paribas SA	990,028	6,495,277	7,485,305
19,496	0	19,496	Bouygues SA	777,836	0	777,836
5,435	0	5,435	Carrefour SA	245,869	0	245,869
6,087	0	6,087	Casino Guichard Perrachon SA	535,875	0	535,875
0	115,764	115,764	(1)Edenred	0	2,575,586	2,575,586
63,283	0	63,283	France Telecom SA	1,281,298	0	1,281,298
3,388	0	3,388	Gecina SA	353,628	0	353,628
0	22,923	22,923	L’Oreal SA	0	2,437,845	2,437,845
4,543	0	4,543	LVMH Moet Hennessy Louis Vuitton SA	688,985	0	688,985
5,827	0	5,827	Neopost SA	513,818	0	513,818
40,020	0	40,020	PagesJaunes Groupe SA	354,606	0	354,606
10,613	0	10,613	Sanofi-Aventis SA	641,618	0	641,618
723	0	723	Societe BIC SA	58,480	0	58,480
11,926	0	11,926	Societe Television Francaise 1	173,438	0	173,438
0	346,103	346,103	Tf1—Tv Francaise	0	5,033,949	5,033,949
30,254	0	30,254	TOTAL SA	1,465,227	0	1,465,227
49,580	0	49,580	Vivendi SA	1,209,449	0	1,209,449

			TOTAL	9,290,155	24,769,684	34,059,839

			Germany, Federal Republic of—10.1%
57,341	0	57,341	BASF SE	4,295,663	0	4,295,663
0	109,475	109,475	Bayerische Motoren Werke AG	0	8,232,090	8,232,090
0	154,511	154,511	Daimler AG	0	10,002,082	10,002,082
8,576	0	8,576	Hochtief AG	639,237	0	639,237
37,726	0	37,726	RWE AG	2,361,058	0	2,361,058
0	146,148	146,148	SAP AG	0	6,818,087	6,818,087
0	102,571	102,571	ThyssenKrupp AG	0	3,917,048	3,917,048

			TOTAL	7,295,958	28,969,307	36,265,265

			Greece—0.1%
19,081	0	19,081	OPAP SA	307,087	0	307,087

			Hong Kong—4.2%
0	458,000	458,000	(1)Dah Sing Financial Group	0	3,179,122	3,179,122
0	57,250	57,250	(1)Dah Sing Financial Group, Rights	0	117,226	117,226
112,000	0	112,000	Fushan International Energy Group Ltd.	77,312	0	77,312
0	662,900	662,900	Hang Lung Properties Ltd.	0	3,073,289	3,073,289
498,000	0	498,000	Hopewell Holdings Ltd.	1,555,268	0	1,555,268
216,000	0	216,000	NWS Holdings Ltd.	346,606	0	346,606

6

74,000	0	74,000	Skyworth Digital Holdings Ltd.	39,264	0	39,264
0	235,086	235,086	Sun Hung Kai Properties	0	3,869,106	3,869,106
0	211,000	211,000	Wing Hang Bank Ltd.	0	2,766,198	2,766,198

			TOTAL	2,018,450	13,004,941	15,023,391

			Indonesia—0.1%
23,000	0	23,000	Perusahaan Gas Negara PT	10,954	0	10,954
3,500	0	3,500	PT Astra Agro Lestari Tbk	9,362	0	9,362
17,500	0	17,500	PT Astra International Tbk	100,593	0	100,593
30,500	0	30,500	Semen Gresik Persero Tbk PT	31,078	0	31,078
5,000	0	5,000	Tambang Batubara Bukit Asam Tbk PT	10,356	0	10,356
14,000	0	14,000	United Tractors Tbk PT	35,663	0	35,663

			TOTAL	198,006	0	198,006

			Ireland—2.9%
0	185,284	185,284	CRH PLC	0	3,222,807	3,222,807
0	174,200	174,200	Ingersoll-Rand PLC, Class A	0	7,142,200	7,142,200

			TOTAL	0	10,365,007	10,365,007

			Italy—0.8%
99,907	0	99,907	Enel SpA	469,400	0	469,400
98,395	0	98,395	ENI SpA	1,979,445	0	1,979,445
62,972	0	62,972	Pirelli & C. SpA	478,534	0	478,534

			TOTAL	2,927,379	0	2,927,379

			Japan—5.9%
47,500	0	47,500	AEON Credit Service Co. Ltd.	613,123	0	613,123
33,000	0	33,000	Asahi Glass Co. Ltd.	367,981	0	367,981
32,000	0	32,000	China Bank Ltd.	186,256	0	186,256
15,300	0	15,300	Chubu Electric Power Co., Inc.	361,700	0	361,700
98,000	0	98,000	Daito Trust Construction Co. Ltd.	606,717	0	606,717
83,000	0	83,000	Denki Kagaku Kogyo Kabushiki Kaisha	369,021	0	369,021
23,500	0	23,500	Eisai co. Ltd.	808,611	0	808,611
1,500	0	1,500	Fast Retailing Co. Ltd.	237,361	0	237,361
63,000	0	63,000	Fijitsu Ltd.	404,338	0	404,338
67,000	0	67,000	Furukawa Electric Co. Ltd.	285,873	0	285,873
35,200	0	35,200	Honda Motor Co. Ltd.	1,266,308	0	1,266,308
146	0	146	Japan Prime Realty Investment Corp.	370,278	0	370,278
124,000	0	124,000	Joyo Bank Ltd.	523,150	0	523,150
411,000	0	411,000	Kajima Corp.	1,026,640	0	1,026,640
19,300	0	19,300	Kansai Electric Power Co., Inc.	464,335	0	464,335
11,100	0	11,100	Kyushu Electric Power Co., Inc.	246,224	0	246,224
11,300	0	11,300	Lawson, Inc.	501,052	0	501,052
56,400	0	56,400	Mitsubishi UFJ Financial Group, Inc.	266,934	0	266,934
32,100	0	32,100	Mitsui & Co. Ltd.	501,431	0	501,431
276,600	0	276,600	Mizuho Financial Group, Inc.	439,677	0	439,677

7

21,500	0	21,500	MS&AD Insurance Group Holdings	493,110	0	493,110
1,100	0	1,100	Nintendo Co. Ltd.	298,829	0	298,829
285,000	0	285,000	Nippon Express Co. Ltd.	1,137,684	0	1,137,684
6,000	0	6,000	Nippon Telegraph & Telephones Corp.	271,782	0	271,782
19,000	0	19,000	Nissan Chemical Industries Ltd.	227,991	0	227,991
18,000	0	18,000	Nisshin Seifun Group, Inc.	218,143	0	218,143
3,700	0	3,700	Nissin Foods Holdings Co. Ltd.	127,623	0	127,623
231	0	231	NTT DoCoMo, Inc.	374,923	0	374,923
140,000	0	140,000	Ricoh Co. Ltd.	1,976,097	0	1,976,097
22,700	0	22,700	Sankyo Co. Ltd.	1,201,876	0	1,201,876
8,700	0	8,700	Secom Co. Ltd.	387,325	0	387,325
146,200	0	146,200	Senshu Ikeda Holdings, Inc.	199,197	0	199,197
13,900	0	13,900	Shin-Etsu Chemical Co. Ltd.	679,467	0	679,467
18,900	0	18,900	Shiseido Co. Ltd.	395,077	0	395,077
54,000	0	54,000	Sumitomo Chemical Co. Ltd.	231,696	0	231,696
66,700	0	66,700	Sumitomo Corp.	870,520	0	870,520
78,000	0	78,000	Sumitomo Metal Industries Ltd.	189,243	0	189,243
96,000	0	96,000	Sumitomo Rubber Industries Ltd.	974,113	0	974,113
108,000	0	108,000	Taisei Corp.	243,958	0	243,958
9,200	0	9,200	Takeda Pharmaceutical Co. Ltd.	427,728	0	427,728
4,310	0	4,310	USS Co. Ltd.	312,162	0	312,162

			TOTAL	21,085,554	0	21,085,554

			Jersey Channel Isle—3.2%
0	516,852	516,852	WPP PLC	0	5,720,013	5,720,013
0	212,332	212,332	(1)Wolseley PLC	0	5,667,462	5,667,462

			TOTAL	0	11,387,475	11,387,475

			Malaysia—0.0%
30,200	0	30,200	Lafarge Malayan Cement Bhd	71,755	0	71,755
45,300	0	45,300	Malayan Banking Bhd	121,802	0	121,802

			TOTAL	193,557	0	193,557

			Mexico—2.9%
7,900	0	7,900	Alfa SAB de CV	72,658	0	72,658
0	86,600	86,600	Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	0	4,478,086	4,478,086
12,500	0	12,500	Grupo Financiero Inbursa SA	54,288	0	54,288
7,800	0	7,800	Grupo Modelo SAB de CV	45,805	0	45,805
0	238,300	238,300	Grupo Televisa SA, ADR	0	5,552,390	5,552,390
12,400	0	12,400	Kimberly-Clark de Mexico SAB de CV	76,046	0	76,046
130,000	0	130,000	Telefonos de Mexico SAB de CV	104,670	0	104,670
24,500	0	24,500	Wal-Mart de Mexico SAB de CV	69,228	0	69,228

			TOTAL	422,695	10,030,476	10,453,171

			Netherlands—3.2%
0	88,143	88,143	Akzo Nobel NV	0	4,740,175	4,740,175

8

13,160	0	13,160	Kroninklijke DSM NV	642,645	0	642,645
14,407	0	14,407	Koninklijke KPN NV	205,406	0	205,406
18,519	124,486	143,005	Koninklijke Philips Electronics NV	499,702	3,359,438	3,859,140
39,457	0	39,457	Royal Dutch Shell PLC	1,170,824	0	1,170,824
27,721	0	27,721	Unilever NV	781,821	0	781,821

			TOTAL	3,300,398	8,099,613	11,400,011

			New Zealand—0.1%
203,714	0	203,714	SKYCIY Entertainment Group Ltd.	473,947	0	473,947

			Norway—0.9%
19,465	0	19,465	Orkla ASA	163,316	0	163,316
28,762	0	28,762	StatoilHydro ASA	570,182	0	570,182
9,900	40,000	49,900	Yara International ASA	471,436	1,903,965	2,375,401

			TOTAL	1,204,934	1,903,965	3,108,899

			Philippines—0.0%
7,870	0	7,870	Bank of the Philippine Islands	9,685	0	9,685
530	0	530	Philippine Long Distance Telephone Co.	28,933	0	28,933

			TOTAL	38,618	0	38,618

			Poland—0.0%
136	0	136	Bank Zachodni WBK SA	9,240	0	9,240
1,212	0	1,212	KGHM Polska Miedz SA	52,391	0	52,391
6,125	0	6,125	(1) Powszechna Kasa Oszczednosci Bank Polski SA	84,962	0	84,962

				146,593	0	146,593

			Portugal—0.3%
233,376	0	233,376	Energias de Portugal SA	746,338	0	746,338
21,675	0	21,675	Portugal Telecom SGPS SA	275,213	0	275,213

			TOTAL	1,021,551	0	1,021,551

			Russia—0.1%
3,600	0	3,600	Lukoil Holdings, ADR	197,316	0	197,316
23,550	0	23,550	Surgutneftegaz	219,015	0	219,015

			TOTAL	416,331	0	416,331

			Singapore—3.1%
0	518,000	518,000	City Developments Ltd.	0	4,966,774	4,966,774
0	355,140	355,140	DBS Group Holdings Ltd.	0	3,765,638	3,765,638
0	182,154	182,154	United Overseas Bank Ltd.	0	2,552,239	2,552,239

			TOTAL	0	11,284,651	11,284,651

			South Africa—0.2%

9

8,629	0	8,629	African Bank Investments Ltd.	42,800	0	42,800
3,817	0	3,817	FirstRand Ltd.	10,805	0	10,805
3,170	0	3,170	Impala Platinum Holdings Ltd.	90,597	0	90,597
1,068	0	1,068	KT&G Corp.	57,767	0	57,767
2,962	0	2,962	Kumba Iron Ore Ltd.	166,152	0	166,152
2,915	0	2,915	Kumba Resources Ltd.	51,857	0	51,857
13,858	0	13,858	Pretoria Portland Cement Co. Ltd.	63,609	0	63,609
1,203	0	1,203	Reunert Ltd.	10,650	0	10,650
596	0	596	S1 Corp.	28,330	0	28,330
8,859	0	8,859	Sanlam Ltd.	32,471	0	32,471
2,437	0	2,437	Sasol Ltd.	108,488	0	108,488
7,392	0	7,392	Standard Bank Group Ltd.	106,486	0	106,486

			TOTAL	770,012	0	770,012

			South Korea—0.2%
1,830	0	1,830	Dongbu Insurance Co. Ltd.	60,384	0	60,384
2,220	0	2,220	Hana Financial Group, Inc.	72,774	0	72,774
384	0	384	Hyundai Mipo Dockyard Co. Ltd.	57,640	0	57,640
4,750	0	4,750	Hyundai Securities Co. Ltd.	51,221	0	51,221
3,910	0	3,910	Kangwon Land, Inc.	87,867	0	87,867
8,270	0	8,270	Korea Exchange Bank	79,903	0	79,903
4,800	0	4,800	Korea Life Insurance Co. Ltd.	30,476	0	30,476
2,190	0	2,190	KT Corp.	87,849	0	87,849
8,270	0	8,270	LG Telecom Ltd.	50,724	0	50,724
441	0	441	Samsung Fire & Marine Insurance Co. Ltd.	72,663	0	72,663
3,050	0	3,050	Samsung Heavy Industries Co. Ltd.	87,353	0	87,353
729	0	729	SK Corp.	79,868	0	79,868
640	0	640	SK Telecom Co. Ltd.	94,410	0	94,410

			TOTAL	913,132	0	913,132

			Spain—2.6%
90,940	0	90,940	Banco Bilbao Vizcaya Argentaria SA	835,301	0	835,301
85,622	0	85,622	Banco de Sabadell SA	332,384	0	332,384
221,292	558,493	779,785	Banco Santander, SA	2,096,656	5,292,151	7,388,807
26,082	0	26,082	Repsol YPF SA	628,963	0	628,963

			TOTAL	3,893,304	5,292,151	9,185,455

			Sweden—4.1%
0	243,800	243,800	Assa Abloy AB, Class B	0	6,544,920	6,544,920
39,117	0	39,117	Atlas Copco AB	864,135	0	864,135
130,833	0	130,833	Nordea Bank AB	1,303,677	0	1,303,677
84,052	0	84,052	Skanska AB	1,494,523	0	1,494,523
17,067	0	17,067	Svenska Handelsbanken	509,825	0	509,825
0	279,200	279,200	Volvo AB, Class B	0	4,053,310	4,053,310

			TOTAL	4,172,160	10,598,230	14,770,390

			Switzerland—17.6%

10

0	161,500	161,500	ABB Ltd.	0	3,129,751	3,129,751
0	153,634	153,634	Adecco SA	0	8,748,252	8,748,252
0	173,225	173,225	Compagnie Financiere Richemont SA, Class A	0	9,337,391	9,337,391
32,525	222,583	255,108	Credit Suisse Group AG	1,200,644	8,214,491	9,415,135
0	4,811	4,811	Givaudan SA	0	4,822,265	4,822,265
0	207,745	207,745	Julius Baer Group Ltd.	0	7,886,300	7,886,300
22,129	78,148	100,277	Nestle SA	1,203,047	4,247,470	5,450,517
31,063	0	31,063	Novartis AG	1,648,500	0	1,648,500
736	0	736	Roche Holding AG	101,077	0	101,077
0	17,049	17,049	Swatch Group AG, Class B	0	6,845,760	6,845,760
2,611	0	2,611	Syngenta AG	723,398	0	723,398
0	221,093	221,093	(1)Weatherford International Ltd.	0	4,512,508	4,512,508
1,902	0	1,902	Zurich Financial Services AG	423,277	0	423,277

			TOTAL	5,299,943	57,744,188	63,044,131

			Taiwan—0.3%
12,000	0	12,000	Acer, Inc.	35,451	0	35,451
8,000	0	8,000	Advantech Co. Ltd.	21,428	0	21,428
3,250	0	3,250	Cheng Shin Rubber Industry Co. Ltd.	6,945	0	6,945
4,150	0	4,150	Chicony Electronics Co. Ltd.	8,827	0	8,827
5,000	0	5,000	Chinese Gamer International Corp.	40,620	0	40,620
43,453	0	43,453	Compal Electronics, Inc.	54,058	0	54,058
14,000	0	14,000	Coretronic Corp.	19,990	0	19,990
11,000	0	11,000	Delta Electronics, Inc.	48,925	0	48,925
18,000	0	18,000	Eternal Chemical Co. Ltd.	19,852	0	19,852
14,000	0	14,000	Farglory Land Development Co. Ltd.	35,890	0	35,890
7,000	0	7,000	Formosa Plastics Corp.	20,840	0	20,840
4,200	0	4,200	HTC Corp.	116,494	0	116,494
20,000	0	20,000	Inventec Co. Ltd.	10,274	0	10,274
4,000	0	4,000	Kinsus Interconnect Technology Corp.	12,079	0	12,079
25,079	0	25,079	Lite-On Technology Corp.	32,558	0	32,558
78,000	0	78,000	Mega Financial Holdings Co. Ltd.	51,846	0	51,846
5,000	0	5,000	Nan Ya Plastics Corp.	11,144	0	11,144
22,000	0	22,000	Novatek Microelectronics Corp.	70,048	0	70,048
4,000	0	4,000	Phison Electronics Corp.	21,402	0	21,402
5,000	0	5,000	Pixart Imaging, Inc.	22,731	0	22,731
7,000	0	7,000	Powertech Technology, Inc.	22,173	0	22,173
4,050	0	4,050	Richtek Technology Corp.	36,160	0	36,160
20,000	0	20,000	Taiwan Cement Corp.	20,581	0	20,581
86,000	0	86,000	Taiwan Semiconductor Manufacturing Co. Ltd.	178,973	0	178,973
6,000	0	6,000	TSRC Corp.	11,403	0	11,403
6,000	0	6,000	Unimicron Technology Corp.	10,950	0	10,950
47,000	0	47,000	United Microelectronics Corp.	23,296	0	23,296
16,503	0	16,503	Wistron Corp.	33,477	0	33,477
5,000	0	5,000	WPG Holdings Co. Ltd.	9,306	0	9,306
2,000	0	2,000	Young Fast Optoelectronics Co. Ltd.	21,730	0	21,730

11

			TOTAL	1,029,451	0	1,029,451

			Thailand—0.0%
2,200	0	2,200	Bangkok Bank Public Co. Ltd.	10,712	0	10,712
13,400	0	13,400	Charoen Pokphand Foods Public Co. Ltd.	11,096	0	11,096
2,500	0	2,500	Kasikornbank Public Co. Ltd.	10,020	0	10,020
17,800	0	17,800	Krung Thai Bank Public Co. Ltd.	9,552	0	9,552
21,800	0	21,800	PTT Aromatics & Refining Public Co. Ltd.	27,440	0	27,440
2,100	0	2,100	PTT Public Co. Ltd.	21,494	0	21,494
7,100	0	7,100	Siam Commercial Bank Public Co. Ltd.	24,341	0	24,341
5,700	0	5,700	Thai Oil Public Co. Ltd.	12,697	0	12,697

			TOTAL	127,352	0	127,352

			Turkey—0.1%
1,586	0	1,586	Akbank T.A.S.	8,966	0	8,966
3,649	0	3,649	Tupras Turkiye Petrol Rafine	88,580	0	88,580
20,685	0	20,685	Turk Telkomunikasyon AS	86,394	0	86,394

			TOTAL	183,940	0	183,940

			United Kingdom—14.2%
11,362	0	11,362	AstraZeneca PLC	529,314	0	529,314
56,999	0	56,999	Aviva PLC	314,336	0	314,336
82,346	0	82,346	(1)(2) Bradford & Bingley PLC	0	0	0
9,022	0	9,022	BHP Billiton PLC	320,611	0	320,611
74,385	0	74,385	British American Tobacco PLC	2,696,022	0	2,696,022
20,831	282,479	303,310	Diageo PLC	370,617	5,026,525	5,397,142
129,032	0	129,032	Firstgroup PLC	726,031	0	726,031
130,848	0	130,848	GlaxoSmithKline PLC	2,466,373	0	2,466,373
222,157	0	222,157	Home Retail Group PLC	696,530	0	696,530
91,628	872,605	964,233	HSBC Holdings PLC	923,833	8,834,305	9,758,138
151,502	0	151,502	ICAP PLC	1,119,183	0	1,119,183
0	99,536	99,536	Imperial Tobacco Group PLC	0	2,919,966	2,919,966
0	224,239	224,239	InterContinental Hotels Group PLC	0	3,976,234	3,976,234
42,573	0	42,573	J Sainsbury PLC	235,509	0	235,509
478,748	0	478,748	Legal & Genreal Group PLC	680,522	0	680,522
70,480	0	70,480	Marks & Spencer Group PLC	408,411	0	408,411
0	1,137,808	1,137,808	Michael Page International PLC	0	8,436,650	8,436,650
20,121	0	20,121	Reckitt Benckiser Group PLC	1,063,941	0	1,063,941
670,585	0	670,585	RSA Insurance Group PLC	1,252,523	0	1,252,523
0	196,932	196,932	Schroders PLC	0	4,888,831	4,888,831
8,406	0	8,406	Severn Trent PLC	189,037	0	189,037
11,245	0	11,245	Standard Chartered PLC	302,723	0	302,723
189,833	0	189,833	Standard Life PLC	594,003	0	594,003
19,233	0	19,233	Unilever PLC	531,525	0	531,525
536,777	0	536,777	Vodafone Group PLC	1,341,942	0	1,341,942

12

			TOTAL	16,762,986	34,082,511	50,845,497

			TOTAL COMMON STOCKS (IDENTIFIED COST $292,745,215)	99,745,367	252,218,000	351,963,367

			PREFERRED STOCKS—0.3%

			Brazil—0.2%
6,100	0	6,100	Banco Estado Rio Grande Do Sul	69,351	0	69,351
1,800	0	1,800	Cia de Bebidas das Americas	242,023	0	242,023
13,300	0	13,300	Gerdau SA	151,286	0	151,286
9,700	0	9,700	Metalurgica Gerdau SA	131,555	0	131,555
20,500	0	20,500	Tim Participacoes SA	66,129	0	66,129
900	0	900	Ultrapar Participacoes SA	53,602	0	53,602
2,300	0	2,300	Vivo Participacoes SA	66,171	0	66,171

			TOTAL	780,117	0	780,117

			Germany, Federal Republic of—0.1%
2,625	0	2,625	Volkswagen AG	422,975	0	422,975

			TOTAL PREFERRED STOCKS (IDENTIFIED COST $915,624)	1,203,092	0	1,203,092

			RIGHTS—0.0%

			China—0.0%
24,400	0	24,400	Bank of China Ltd.	4,399	0	4,399
9,810	0	9,810	Industrial & Commercial Bank of China	3,215	0	3,215

			TOTAL	7,614	0	7,614

			Taiwan—0.0%
1,944	0	1,944	Taiwan Cement Corp.	279	0	279

			TOTAL RIGHTS (IDENTIFIED COST $0)	7,893	0	7,893

			EXCHANGED-TRADED FUNDS—0.3%
1,681	0	1,681	Global X/Interbol FTSE	68,972	0	68,972
8,420	0	8,420	iPath MSCI India Index Exchange-Traded Note	609,524	0	609,524
1,921	0	1,921	iShares MSCI Chile Investable Market Index Fund	147,206	0	147,206
563	0	563	iShares MSCI EAFE Index Fund	30,543	0	30,543

			TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $769,480)	856,245	0	856,245

			MUTUAL FUNDS—0.8%

0	2,847,596	2,847,596	(3)(4)Federated Prime Value Obligations Fund, Institutional Shares, 0.21% (AT NET ASSET VALUE)	0	2,847,596	2,847,596

			TOTAL INVESTMENTS—99.4% (IDENTIFIED COST $297,277,915)	101,812,597	255,065,596	356,878,193

13

OTHER ASSETS AND LIABILITIES - NET—0.6% (5)(6)	386,960	1,906,021	2,260,956

TOTAL NET ASSETS—100%	$102,199,557	$256,971,617	$359,139,149

At November 30, 2010, Federated International Leaders Fund had the following outstanding foreign exchange contract:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Unrealized Depreciation
Contracts Purchased:
12/02/2010	836,503 Swiss Franc	$836,252	($2,791)

Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”

1	Non-income producing security.

2	Security fair valued in good faith in accordance with procedures established by the Tributary Funds’ Board of Directors.

3	Affiliated company.

4	7-Day net yield.

5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

6	Total for Federated International Leaders Fund Pro Forma Combined includes an adjustment of ($32,025) for prepaid expenses which will not transfer as a result of the reorganization.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2010.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2010, in valuing each fund’s assets carried at fair value:

	Valuation Inputs
Fund	Level 1	Level 2	Level 3	Total
Tributary International Equity Fund
Equity Securities:
Common Stock	$99,745,367	$0	$0	$99,745,367
Preferred Stock	1,203,092	0	0	1,203,092
Rights	4,399	3,494	0	7,893
Exchange-Traded Funds	856,245	0	0	856,245
Mutual Funds	0	0	0	0

14

TOTAL SECURITIES	$101,809,103	$3,494	$0	$101,812,597

OTHER FINANCIAL INSTRUMENTS	$0	$0	$0	$0

Federated International Leaders Fund
Equity Securities:
Common Stock	$252,218,000	$0	$0	$252,218,000
Preferred Stock	0	0	0	0
Rights	0	0	0	0
Exchange-Traded Funds	0	0	0	0
Mutual Funds	2,847,596	0	0	2,847,596

TOTAL SECURITIES	$255,065,596	$0	$0	$255,065,596

OTHER FINANCIAL INSTRUMENTS*	($2,791)	$0	$0	($2,791)

Federated International Leaders Pro Forma Combined Fund
Equity Securities:
Common Stock	$351,963,367	$0	$0	$351,963,367
Preferred Stock	1,203,092	0	0	1,203,092
Rights	4,399	3,494	0	7,893
Exchange-Traded Funds	856,245	0	0	856,245
Mutual Funds	2,847,596	0	0	2,847,596

TOTAL SECURITIES	$356,874,699	$3,494	$0	$356,878,193

OTHER FINANCIAL INSTRUMENTS*	($2,791)	$0	$0	($2,791)

*	Other financial instruments includes foreign exchange contracts.

15

Tributary International Equity Fund

Federated International Leaders Fund

Pro Forma Combining Statements of Assets and Liabilities

November 30, 2010 (unaudited)

	Tributary International Equity Fund	Federated International Leaders Fund	Pro Forma Adjustment		Federated International Leaders Pro Forma Combined Fund
Assets:
Investments in securities, at value	$101,812,598	$255,065,596			$356,878,194
Cash	0	305			305
Cash denominated in foreign currencies (identified cost $176,850)	82,810	170,549			253,359
Income receivable	400,993	673,005			1,073,998
Reclaims receivable	203,628	—			203,628
Receivable for investments sold	—	1,992,592			1,992,592
Receivable for shares sold	45,548	432,430			477,978
Prepaid expenses	32,025	0	(32,025)	(a)	0

Total assets	102,577,602	258,334,477	(32,025)		360,880,054

Liabilities:
Cash overdraft	224,840	—			224,840
Payable for investments purchased	—	833,460			833,460
Payable for shares redeemed	11,061	283,751			294,812
Payable for foreign exchange contracts	—	2,791			2,791
Payable for investment advisory fees	71,911	—			71,911
Payable for administration fees to related parties	7,119	—			7,119
Payable for administration fees to non-related parties	6,292	—			6,292
Payable for audit fees	19,717	—			19,717
Payable for transfer and dividend disbursing agent fees and expenses	2,950	76,482			79,432
Payable for Directors/Trustees fees	689	4,798			5,487
Payable for distribution services fee	—	35,323			35,323
Payable for shareholder services fee	22,472	80,700			103,172
Accrued expenses	10,994	45,555			56,549

16

Total liabilities	378,045	1,362,860		0		1,740,905

Net Assets	$102,199,557	$256,971,617		($32,025)		$359,139,149

Net Assets Consists of:
Paid-in capital	$111,011,804	$260,107,232		($32,025)	(a)	371,087,011
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency	1,428,501	58,193,863				59,622,364

Accumulated net realized loss on investments and foreign currency transactions	(13,353,162)	(61,768,954)				(75,122,116)

Undistributed net investment income	3,112,414	439,476				3,551,890

Total Net Assets	$102,199,557	$256,971,617		($32,025)		$359,139,149

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Shares Outstanding
Class A Shares		7,997,671				7,997,671
Class B Shares		725,251				725,251
Class C Shares		1,753,850				1,753,850
Institutional Shares	10,385,719	682,927		(6,010,236)	(b)	5,058,410

Net Asset Value Per Share
Class A Shares		$23.32				$23.32
Class B Shares		$22.02				$22.02
Class C Shares		$21.98				$21.98
Institutional Shares	$9.84	$23.35				$23.35

Offering Price Per Share
Class A Shares		$24.68	**			$24.68	**
Class B Shares		$22.02				$22.02
Class C Shares		$21.98				$21.98
Institutional Shares	$9.84	$23.35				$23.35

Redemption Proceeds Per Share
Class A Shares		$22.85	***			$22.85	***
Class B Shares		$20.37	****			$20.37	****
Class C Shares		$21.32	*****			$21.32	*****
Institutional Shares	$9.84	$22.88	***			$22.88	***

Investments, at identified cost	$100,388,295	$196,889,620		$0		$297,277,915

**	Computation of offering price per share: 100/94.50 of net asset value.
***	Computation of redemption proceeds per share: 98.00/100 of net asset value.
****	Computation of redemption proceeds per share: 92.50/100 of net asset value.
*****	Computation of redemption proceeds per share: 97.00/100 of net asset value.

17

(a)	Adjustment for prepaid expenses which will not transfer as a result of the reorganization.
(b)	Adjustment to reflect asset/share balance as a result of the reorganization.

18

Tributary International Equity Fund

Federated International Leaders Fund

Pro Forma Combining Statements of

Operations

November 30, 2010 (unaudited)

	International Equity Fund	Federated International Leaders Fund		Pro Forma Adjustment		Federated International Leaders Pro Forma Combined Fund
Investment Income:
Dividends	$3,611,379	$4,598,124	*			$8,209,503
Interest	0	0				0

Total Investment Income	3,611,379	4,598,124		0		8,209,503
Expenses:
Investment adviser fee	945,913	2,345,825				3,291,738
Administrative personnel and services fee	142,806	247,864		(120,670)	(a)	270,000
Custodian fees	61,484	98,078		(27,053)	(b)	132,509
Transfer and dividend disbursing agent fees and expenses	35,306	607,785		40,317	(c)	683,408
Directors’/Trustees’ fees	5,174	8,400		(1,296)	(d)	12,278
Chief Compliance Officer fees	14,966	0		(14,966)	(e)	0
Auditing fees	28,298	28,130		(28,298)	(f)	28,130
Legal fees	14,633	6,309		(14,633)	(g)	6,309
Portfolio accounting fees	15,960	68,816		13,599	(h)	98,375
Distribution services fee - Class B Shares	0	126,532				126,532
Distribution services fee - Class C Shares	0	278,694				278,694
Shareholder services fee - Class A Shares	0	426,140				426,140
Shareholder services fee - Class B Shares	0	42,177				42,177
Shareholder services fee - Class C Shares	0	92,295				92,295
Shareholder services fee - Institutional Shares	236,478	0		(236,478)	(i)	0
Account administration fee - Class A Shares	0	9,737				9,737
Account administration fee - Class C Shares	0	603				603
Share registration costs	33,015	74,874		(33,015)	(j)	74,874
Printing and postage	0	64,372		4,313	(k)	68,685
Insurance premiums	9,354	4,323		(8,894)	(l)	4,783
Taxes	0	7,421		7,094	(m)	14,515
Miscellaneous	3,851	7,491		(3,805)	(n)	7,537

Total Expenses	1,547,238	4,545,866		(423,785)		5,669,319

Waivers, Reimbursement and Reduction:
Waiver/reimbursement of investment adviser fee	(202,874)	(250,356)		229,353	(o)	(223,877)
Waiver of administrative personnel and services fee	0	(47,119)		27,619	(p)	(19,500)
Fees paid indirectly for directed brokerage arrangements	0	(845)				(845)

Total Waivers, Reimbursement and Reduction	(202,874)	(298,320)		256,972		(244,222)

19

Net Expenses	1,344,364	4,247,546	(166,813)	5,425,097

Net investment income	$2,267,015	$350,578	$166,813	$2,784,406

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	(1,102,732)	342,682		(760,050)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	9,858	20,294,048		20,303,906

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1,092,874)	20,636,730	0	19,543,856

Change in net assets resulting from operations	$1,174,141	$20,987,308	$166,813	$22,328,262

*	Includes $3,165 received from an affiliated issuer and is net of $443,264 of foreign tax withheld.

(See Notes to Pro Forma Financial Statements)

20

Tributary International Equity Fund

Federated International Leaders Fund

Notes to Pro Forma Financial Statements

For the Period Ended November 30, 2010 (unaudited)

Note 1. Description of the Fund

Tributary International Equity Fund (the “Tributary Fund”), a series portfolio of Tributary Funds, Inc., is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Tributary Fund is a diversified portfolio offering one class of shares: Institutional Shares.

The Federated International Leaders Fund (the “Federated Fund”), a series portfolio of Federated World Investment Series, Inc., is registered under the Act as an open-end, management investment company. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from December 1, 2009 to November 30, 2010. The Federated Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of the Tributary Fund and the Federated Fund (each may be individually referred to as the “Fund”, or collectively as the “Funds”), for the period ended November 30, 2010. These statements have been derived from the books and records of each Fund utilized in calculating daily net asset values at November 30, 2010.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America (GAAP) applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of the Tributary Fund for Institutional Shares of the Federated Fund (the “Reorganization”). Under GAAP, the Federated Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, where necessary. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended November 30, 2010, each Fund, absent certain fee waivers by their respective investment advisers, would have paid investment advisory fees computed at the annual rate of 1.00% as a percentage of average daily net assets.

The Funds’ investment advisers or their affiliates will pay the direct expenses and all the indirect expenses of the Reorganization.

Note 3. Portfolio Valuation

At the time of Reorganization, the value of the assets of the Tributary Fund will be determined in accordance with the Federated Fund’s valuation procedures (although it is not anticipated that the use of the Federated Fund’s valuation procedures will result in a material revaluation of the Tributary Fund’s assets at the time of the Reorganization). In calculating its net asset value (NAV), the Federated Fund generally values investments as follows:

21

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Shares of other mutual funds are valued based upon their reported NAVs.

•

Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Federated Fund’s Board of Directors (“Federated Board”).

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Federated Board.

If the Federated Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Federated Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Federated Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Federated Board has authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Federated Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Federated Board has also adopted procedures requiring an investment to be priced at its fair value whenever the Federated Fund’s investment adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•

With respect to price evaluations of fixed-income securities determined before the close of regular trading on the New York Stock Exchange (NYSE), actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•

Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

22

The Federated Board has approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Federated Fund’s investment adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Federated Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Federated Board.

With respect to the Tributary Fund, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over-the-counter securities, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE. Debt securities (other than short-term investments) are valued at prices furnished by pricing services and generally reflect last reported sales price if the security is actively traded or an evaluated bid price obtained by employing methodologies that utilize actual market transactions; broker supplied valuations; or factors such as yield, maturity, call features, credit ratings or developments relating to specific securities in arriving at the valuation. Prices provided by pricing services are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. The Tributary Fund’s investment adviser assists the Tributary Fund’s Board of Directors (the “Tributary Board”) which is responsible for this review and determination process. Short-term obligations (maturing within 60 days) may be valued on an amortized cost basis unless such value does not approximate market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Tributary Fund’s Fair Value Committee pursuant to procedures established by the Tributary Board. Factors used in determining fair value include but are not limited to type of security or asset, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold and information as to any transactions or offers with respect to the security. In the event of an increase or decrease in the value of a designated benchmark index greater than predetermined levels, the Tributary Fund may use an independent statistical fair value pricing service to fair value certain international equity securities.

Note 4. Shares of Beneficial Interest

The Pro Forma Institutional Shares net asset value per share assumes the issuance of 4,375,483 Institutional Shares of the Federated Fund in exchange for the assets of the Tributary Fund as of at November 30, 2010 in connection with the proposed Reorganization, assuming the two Funds had been combined as of such date.

Note 5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Reorganization, the Federated Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2010, neither Fund had any liability for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2010, tax years 2007 through 2010 remain subject to examination by its major tax jurisdictions, which include the United States of America, the states of Maryland and Nebraska and the Commonwealth of Pennsylvania.

Each Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. Each Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

23

The identified cost of investments for the Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 6. Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenue reported in the financial statements. Actual results could differ from those estimated.

Note 7. Pro Forma Adjustments

(a)	Pursuant to an administrative services agreement, Federated Administrative Services (FAS) provides the Federated Fund with certain administrative personnel and services necessary to operate the Federated Fund. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds. The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of shares. FAS may voluntarily choose to waive any portion of its fee. First National Bank of Omaha (FNBO) and Jackson Fund Services (JFS), as co-administrators, provide certain administrative services to the Tributary Fund. FNBO receives 0.07% of the Tributary Fund’s average daily net assets. JFS receives a fee based on the average daily net assets of all series portfolios of Tributary Funds, Inc. (0.085% of the first $500 million of average daily net assets; 0.050% of the average daily net assets between $500 million and $1 billion; and 0.040% of the average daily net assets over $1 billion), such portion of the fee allocated pro rata to the Tributary Fund. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Fund on the Federated International Leaders Pro Forma Combined Fund’s average daily net assets.

(b)	Adjustment to reflect custodian fees based upon the assets and current expense structure of Federated International Leaders Pro Forma Combined Fund.

(c)	Adjustments to reflect transfer and dividend disbursing agent fees and expenses based upon the assets and current expense structure of Federated International Leaders Pro Forma Combined Fund.

(d)	Adjustments to reflect Directors’ fees based upon the current expense structure of Federated International Leaders Pro Forma Combined Fund.

(e)	Adjustment to reflect the elimination of chief compliance officer fees which are not applicable for the Federated International Leaders Pro Forma Combined Fund.

(f)	Adjustment to reflect auditing fees based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(g)	Adjustment to reflect legal fees based upon the asset level and current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(h)	Adjustment to reflect portfolio accounting fees based upon the asset level and current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(i)	Adjustment to reflect shareholder services fees resulting from the exchange of Institutional Shares of the Tributary Fund for Institutional Shares of the Federated Fund, and to reflect the current expense structure for Institutional Shares of Federated International Leaders Pro Forma Combined Fund.

(j)	Adjustment to reflect share registration costs based upon the current assets and expense structure for the Federated International Leaders Pro Forma Combined Fund.

(k)	Adjustment to reflect printing and postage based upon the current shareholder base and expense structure for the Federated International Leaders Pro Forma Combined Fund.

24

(l)	Adjustment to reflect insurance expense based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(m)	Adjustment to reflect taxes based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(n)	Adjustment to reflect miscellaneous expense based upon the current expense structure for the Federated International Leaders Pro Forma Combined Fund.

(o)	Adjustment to reflect the anticipated voluntary waiver of investment adviser fees necessary to maintain the voluntary cap of Federated International Leaders Pro Forma Combined Fund.

(p)	Adjustment to reflect the anticipated voluntary waiver of administrative personnel and services fees on the average daily net assets of the Federated International Leaders Pro Forma Combined Fund.

25

PART C. OTHER INFORMATION.

Item 15	Indemnification:

Indemnification is provided to Directors and officers of the Registrant pursuant to the Registrant’s Articles of Incorporation and Bylaws, except where such indemnification is not permitted by law. However, the Articles of Incorporation and Bylaws do not protect the Directors or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Directors and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the “Act”).

Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers, and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Directors, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Directors, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Directors, officers, or controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Articles of Incorporation or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Directors who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16	Exhibits

1.1	Conformed copy of Articles of Incorporation of the Registrant;	(1)
1.2	Amendment No. 5	(3)
1.3	Amendment No. 7 and 8	(10)
1.4	Amendment No. 9	(11)
1.5	Amendment No. 10 and 11	(12)
1.6	Amendment No. 12	(13)
1.7	Amendment No. 13 and 14	(15)
1.8	Amendments 15, 16, 17, and 18	(16)
1.9	Amendment 19 and 20	(18)
1.10	Amendment 21	(19)
1.11	Amendment 22 and 23	(24)
1.12	Amendment 24 and 25	(25)

1.13	Amendment 26 and 27	(26)

2.1	Copy of By-Laws of the Registrant;	(1)
2.2	Amendment No. 1, 2, and 3	(10)
2.3	Amendment No. 4	(15)
2.4	Amendment No. 5	(16)
2.5	Amendment No. 6	(17)
2.6	Amendment No. 7	(19)
2.7	Amendment No. 8	(20)

3	Not Applicable

4	Form of Agreement and Plan of Reorganization between Federated World Investment Series, Inc. with respect to its Federated International Leaders Fund (Acquiring Fund) and Tributary Funds, Inc., with respect to its Tributary International Equity Fund (Acquired Fund)	(*)

5.1	Copy of Specimen Certificate of Shares of Beneficial Interest of the Registrant As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.
5.2	Copies of Specimen Certificates for Shares of Beneficial Interest of Federated World Utility Fund, Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund and Federated International Small Company Fund;	(4)
5.3	Copies of Specimen Certificates for Shares of Beneficial Interest of Federated International High Income Fund;	(4)

6.1	Conformed copy of Investment Advisory Contract of the Registrant through and including Exhibit F;	(3)
6.2	Conformed copy of Assignment of Investment Advisory Contract;	(3)
6.3	Conformed copy of Exhibit G to Investment Advisory Contract of the Registrant;	(4)
6.4	Conformed copy of Exhibit H to Investment Advisory Contract of the Registrant;	(6)
6.5	Conformed copy of Exhibit I to Investment Advisory Contract of the Registrant;	(8)
6.6	Conformed copy of Exhibit J and K to Investment Advisory Contract of the Registrant;	(9)
6.7	Conformed copy of Amendment to Investment Advisory Contract between Federated World Investment Series, Inc. and Federated Global Investment Management Corp.;	(15)
6.8	Conformed copy of Sub-Advisor Agreement for Federated Global Equity Fund;	(14)
6.9	Conformed copy of Assignment of Investment Advisory Contract for Federated International High Income Fund;	(16)
6.10	Amendment to Sub-Advisory Agreement between Federated Investment Management Company and Federated Global Investment Management Corp.;	(16)

7.1	Conformed copy of Distributor’s Contract of the Registrant through and including Exhibit S;	(3)
7.2	Conformed copy of Exhibits T, U and V to Distributor’s Contract of the Registrant;	(4)
7.3	Conformed copy of Exhibits W, X and Y to Distributor’s Contract of the Registrant;	(5)
7.4	Conformed Copy of Exhibits Z and AA to Distributor’s Contract of the Registrant;	(7)
7.5	Conformed copy of Exhibit BB and Exhibit CC to Distributor’s Contract of the Registrant;	(9)

7.6	Conformed copy of Distributor’s Contract of the Registrant (Class B Shares);	(9)
7.7	Conformed copy of Amendment to Distributor’s Contract of the Registrant (Class B Shares);	(15)
7.8	Copy of Schedule A to Distributor’s Contract (Class B Shares);	(11)
7.9	Amendment to Distributor’s Contracts between the Federated Funds and Federated Securities Corp.	(16)
7.10	The Registrant hereby incorporates the conformed copy of the Specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan/Trustee Mutual Funds Service Agreement from Item 23(e) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269)
7.11	Conformed copy of Exhibit DD to Distributor’s Contract of the Registrant;	(22)
7.12	Conformed copy of Amendment #1 to Exhibit T to Distributor’s Contract of the Registrant	(23)
7.13	Conformed copy of Exhibit EE to Distributor’s Contract of the Registrant;	(25)
7.14	Conformed copy of Amendment 1 to Exhibit BB to Distributor’s Contract of the Registrant;	(26)

8	Not Applicable

9.1	Conformed copy of Custodian Agreement of the Registrant;	(2)
9.2	Conformed copy of Custodian Fee Schedule;	(6)
9.3	Addendum to Custodian Fee Schedule;	(6)
9.4	Conformed copy of Domestic Custodian Fee Schedule;	(7)
9.5	Conformed copy of Global Custodian Fee Schedule;	(7)
9.6	Addendum to Global Custodian Fee Schedule;	(7)
9.7	Conformed copy of Amendment to Custodian contract of the Registrant dated February 3, 2006	(20)
9.8	Conformed copy of Amendment to Custodian contract of the Registrant dated July 3, 2007;	(22)

10.1	Conformed copy of Rule 12b-1 Distribution Plan through and including Exhibit R;	(3)
10.2	Conformed copy of Exhibit S, Exhibit T, and Exhibit U to the Rule 12b-1 Distribution Plan of the Registrant;	(4)
10.3	Conformed copy of Exhibit V, Exhibit W, and Exhibit Z to the Rule 12b-1 Distribution Plan of the Registrant;	(5)
10.4	Conformed copy of Exhibit Y and Exhibit Z to the 12b-1 Distribution Plan of the Registrant;	(8)
10.5	Conformed copy of Exhibit AA and Exhibit BB to the 12b-1 Distribution Plan of the Registrant;	(9)
10.6	Copy of Schedule A to the Distribution Plan (Class B Shares) of the Registrant;	(11)
10.7	Conformed copy of Exhibit A and B to the 12b-1 Distribution Plan of the Registrant;	(17)
10.8	Conformed copy of Exhibit C to the 12b-1 Distribution Plan of the Registrant;	(23)
10.9	Conformed copy of Exhibit D to the 12b-1 Distribution Plan of the Registrant;	(26)

11	Conformed copy of Opinion and Consent of Counsel as to Legality of Shares Being Registered;	(*)

12	Form of Opinion regarding tax consequences of Reorganization;	(To be Filed by Amendment)

13.1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Procurement;	(9)
13.2	Conformed copy of Principal Shareholder Servicer’s Agreement (Class B	(9)

	Shares);
13.3	Conformed copy of Shareholder Services Agreement (Class B Shares);	(9)
13.4	The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
13.5	The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
13.6	The responses and exhibits described in Item 23(e)(viii) are hereby incorporated by reference;
13.7	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 22(h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843);
13.8	The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/30/04, from Item 22(h)(viii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843);
13.9	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 22(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
13.10	The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(ix)of the Federated Stock Trust Registration Statement on Form N-1A, filed with the Commission on December 29, 2005. (File Nos. 2-75756 and 811-3385);
13.11	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33- 29838 and 811-5843);
13.12	Conformed copy of Financial Administration and Accounting Services Agreement between Registrant and State Street Bank and Trust Company dated January 1, 2007;	(21)
13.13	Conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 5/29/07;	(22)
13.14	Conformed copy of the Agreement for Administrative Services, with Exhibit 1;	(22)
13.15	Conformed copy of the Amendment to Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company, with attached Schedule A, as revised March 1, 2008	(25)

14.1	Conformed copy of Consent of KPMG LLP (Independent Registered Public Accounting Firm of Tributary Funds, Inc.);	(*)
14.2	Conformed copy of Consent of Ernst & Young LLP (Independent Registered	(*)

Public Accounting Firm of Registrant);

15	Not Applicable;

16.1	Conformed copies of Powers of Attorney of the Registrant;	(*)
16.2	Conformed copy of Certification of Resolutions adopted by the Board of Trustees;	(*)

17.1	Form of Proxy	(*)
17.2	Tributary Funds’ Prospectus dated August 1, 2010, as supplemented to date	(*)
17.3	Federated International Leaders Fund’s Institutional Shares Prospectus dated January 31, 2011	(*)
17.4	Tributary Funds’ Statement of Additional Information dated August 1, 2010, as supplemented to date	(*)
17.5	Federated International Leaders Fund’s Statement of Additional Information dated January 31, 2011, as supplemented to date	(*)
17.6	Tributary Funds’ Annual Report dated March 31, 2011	(*)
17.7	Federated International Leaders Fund’s Institutional Shares Annual Report dated November 30, 2010	(*)

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-52149 and 811-7141)
1.	Initial Registration Statement filed February 4, 1994.
2.	PEA No. 1 filed on July 25, 1994
3.	PEA No. 6 filed on January 26, 1996
4.	PEA No. 10 filed on January 30, 1997
5.	PEA No. 11 filed on May 21, 1997
6.	PEA No. 12 filed on November 26, 1997
7.	PEA No. 13 filed on December 23, 1997
8.	PEA No. 15 filed on January 28, 1998
9.	PEA No. 16 filed on June 10, 1998
10.	PEA No. 17 filed on February 1, 1999
11.	PEA No. 18 filed on April 1, 1999
12.	PEA No. 20 filed on March 31, 2000
13.	PEA No. 21 filed on November 27, 2000
14.	PEA No. 23 filed on January 31, 2001
15.	PEA No. 24 filed on January 29, 2002
16.	PEA No. 29 filed on February 2, 2004
17.	PEA No. 30 filed on November 19, 2004
18.	PEA No. 31 filed on January 31, 2005
19.	PEA No. 32 filed on January 30, 2006
20.	PEA No. 33 filed on November 15, 2006
21.	PEA No. 36 filed on May 29, 2007
22.	PEA No. 37 filed on November 23, 2007
23.	PEA No. 39 filed on January 23, 2007
24.	PEA No. 41 filed on March 27, 2008
25.	PEA No. 42 filed on January 29, 2009
26.	PEA No. 46 filed on January 28, 2011
(*)	Filed herewith.

Item 17.	Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, FEDERATED WORLD INVESTMENT SERIES, INC., has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 26th day of May, 2011.

FEDERATED WORLD INVESTMENT SERIES, INC.

By: /s/ Todd P. Zerega

Todd P. Zerega, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE

By: /s/ Todd P. Zerega Todd P. Zerega ASSISTANT SECRETARY	Attorney In Fact For the Persons Listed Below	May 26, 2011

NAME	TITLE

John F. Donahue*	Director

J. Christopher Donahue*	President and Director (Principal Executive Officer)

Richard A. Novak*	Treasurer (Principal Financial Officer)

Nicholas P. Constantakis*	Director

John F. Cunningham*	Director

Maureen Lally-Green*	Director

Peter E. Madden*	Director

Charles F. Mansfield, Jr.*	Director

R. James Nicholson*	Director

Thomas M. O’Neill*	Director

John S. Walsh*	Director

James F. Will*	Director

*	By Power of Attorney